UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a‑12

Palladyne AI Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PALLADYNE AI CORP.

650 South 500 West, Suite 150, Salt Lake City, Utah 84101 Tel: 888-927-7296

April 22, 2025

Dear Fellow Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Palladyne AI Corp., to be held on Wednesday, June 11, 2025 at 2:00 p.m., Mountain Time, at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

The attached formal meeting notice and proxy statement contain details of the business to be conducted at the annual meeting, as well as information about Palladyne AI Corp.

Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone or mail.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Palladyne AI Corp.

Sincerely,

Dennis Weibling

Chairman of the Board

IMPORTANT

A proxy card is being provided along with the notice of the annual meeting and proxy statement. We urge you to complete and mail the card promptly. Alternatively, you may vote by calling the toll-free telephone number or by going online as described in the instructions included with your proxy card. Any stockholder attending the annual meeting may vote on all matters that are considered, in which case the signed and mailed proxy or prior vote by telephone or online will be revoked. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the annual meeting, you must obtain from the record holder a proxy issued in your name.

IT IS IMPORTANT THAT YOU VOTE YOUR STOCK

Palladyne AI Corp.

650 South 500 West, Suite 150, Salt Lake City, Utah 84101

April 22, 2025

Notice of 2025 Annual Meeting of Stockholders

Date and Time of Meeting

Wednesday, June 11, 2025
2:00 p.m. Mountain Time

Place

The 2025 Annual Meeting of Stockholders will be held at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

Items of Business

•
To elect two Class I directors to hold office until our 2028 annual meeting of stockholders and until their respective successors are elected and qualified.
•
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.
•
To approve restricted stock award(s) to our President and Chief Executive Officer.
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To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Record Date

Only stockholders of record as of the close of business on April 15, 2025 are entitled to notice of and to vote at the annual meeting.

Availability of Proxy Materials

The Notice of Internet Availability of Proxy Materials, containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or given on or about April 24, 2025 to all stockholders entitled to vote at the annual meeting.

The proxy materials and our annual report can be accessed on or about April 22, 2025 by visiting www.proxydocs.com/PDYN.

Voting

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.

By order of the Board of Directors,

Stephen Sonne

Corporate Secretary

2025 PROXY STATEMENT | i

Palladyne AI Corp.

PROXY STATEMENT

FOR 2025 Annual Meeting of Stockholders
To be held at 2:00 p.m., Mountain Time, on Wednesday, June 11, 2025

PROXY SUMMARY AND
COMPANY HIGHLIGHTS

About Palladyne AI Corp.

Our mission is to deliver artificial intelligence software products that enable robotic and unmanned platforms, or robotic systems, in the industrial and defense sectors to perform complex tasks in arbitrary (i.e., unstructured and dynamic) human environments. Our full-stack, closed-loop autonomy software ("AI/ML Foundational Technology") enhances the utility and functionality of third-party stationary and mobile robotic systems by allowing these systems to quickly observe, learn, reason and act in structured and unstructured environments. Our AI/ML Foundational Technology is designed with artificial intelligence, or AI, and machine learning, or ML, technologies to enable robotic systems to perceive their environment and quickly adapt to changing circumstances by generalizing (i.e., learning) from their past experience using dynamic real-time operations “on the edge” (i.e., on the robotic system and not in the cloud) without extensive programming, training or the latency associated with processing in the cloud. We believe this “human-like” ability to learn, reason and adapt will be a key differentiator in assisting our customers to enhance productivity in dynamic or unstructured environments, where human reasoning has traditionally been required to complete the task. We designed our AI/ML Foundational Technology to be hardware agnostic, meaning that our AI/ML software products are designed so that with a minimal integration effort they will be able to function on a wide variety of industrial robots, cobots, unmanned aerial vehicles (UAV), unmanned ground vehicles (UGV) and other remotely operated vehicles (ROV).

Palladyne AI is the result of a decades-long effort in research and development of robotic systems and solutions. Our original predecessor was spun-out of the University of Utah in 1983. In 2007, our predecessor was acquired by Raytheon and was operated until 2014 as a division of Raytheon known as Raytheon Sarcos. During this period, Raytheon Sarcos was focused primarily on developing cutting-edge technologies for use by U.S. governmental agencies. In December 2014, the assets of Raytheon

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

Sarcos were acquired by a consortium led by the former Raytheon Sarcos President and our current Chief Innovation Officer, Dr. Fraser Smith, and technology and telecom entrepreneur Benjamin Wolff, our President, Chief Executive Officer and member of the Board of Directors. This acquisition was the basis for the establishment of Sarcos Corp., a Utah corporation ("Old Sarcos"), which was incorporated in Utah in February 2015. On September 24, 2021, Old Sarcos was acquired by Rotor Acquisition Corp., a Delaware corporation and Rotor changed its name to Sarcos Technology and Robotics Corporation (the "Business Combination"). In April 2022, we acquired RE2, Inc., a Pittsburgh, Pennsylvania based robotics company. On November 14, 2023, we announced a pivot in business strategy to prioritize the development and commercialization of our AI/ML Foundational Technology and suspend further commercialization efforts on hardware products. As part of the business pivot and to reflect the new focus of the Company, on March 18, 2024, the Company changed its name to Palladyne AI Corp.

AI/ML Foundational Technology

We believe that our AI/ML Foundational Technology will enable autonomous functionality in challenging and arbitrary environments for industries that can benefit from a high degree of adaptability and efficiency, such as manufacturing and the defense sector. These industries typically encounter limitations on the tasks a robotic system can perform, while also engaging in lengthy and costly efforts to program, manage and modify such systems. Our AI/ML Foundational Technology is designed to enable robotic systems to function with human-like reasoning through flexible and adaptable learning capabilities such that a robotic system can perform a variety of tasks without the need for costly reprogramming efforts. We believe our AI/ML Foundational Technology will expedite robotic system training, expand task capabilities, enable collaboration among robotic systems and reduce human labor requirements all while significantly decreasing costly programming costs, leading to increased productivity and a higher return on investment for robotic system deployments across various use-cases.

Our AI/ML Foundational Technology is the foundational technology for our two software products. The first, Palladyne IQ, has been developed for use with industrial robots and cobots, and the second, Palladyne Pilot, has been developed for use with unmanned platforms with our current focus being Class 1 UAVs.

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

Looking Forward

Having successfully launched Palladyne IQ and Palladyne Pilot, we are now eager to demonstrate our products' capabilities to potential customers and showcase their value. Looking ahead to 2025, our focus will be on customer acquisition, working closely with early adopters and refining our products based on their feedback. We are enthusiastic about the future and remain confident in the value of our offerings and will continue to manage expenses prudently to maximize our runway, while strategically investing in marketing and sales to secure customers.

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

Our Board

Committee Memberships
Current Directors	Age (as of 3-31-25)	Director Since	Independent	Audit	Compensation	Nominating and Corporate Governance	Strategic Transaction	Other Public Directorships
Brian D. Finn	64	2020						--
Matthew Shigenobu Muta	56	2021						--
Eric T. Olson	73	2021						2
Dennis Weibling	73	2021						--
Benjamin G. Wolff	56	2021						1
Michael T. Young	64	2025						--

= Member = Chair = Audit Committee Financial Expert

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

The Annual Meeting

All stockholders are cordially invited to attend the 2025 annual meeting of the stockholders of Palladyne AI Corp. (the "Annual Meeting") to be held on June 11, 2025. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card (or vote by telephone or the Internet) as promptly as possible to ensure your shares are voted at the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. For more information about attending the Annual Meeting and voting procedures for you to vote your shares, please see "Questions and Answers about the Proxy Materials and Our Annual Meeting" beginning on page 68 of this proxy statement.

The following matters will be voted on at the Annual Meeting and are described in more detail in this proxy statement:

Proposal	Board Vote Recommendation	More Information
Election of Directors (Proposal 1)	The Board of Directors recommends that you vote FOR each of the nominees.	Page 32
Ratification of the Independent Registered Public Accounting Firm (Proposal 2)	The Board of Directors recommends that you vote FOR ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	Page 33
Approval of Restricted Stock Award(s) to our President and Chief Executive Officer (Proposal 3)	The Board of Directors recommends that you vote FOR the approval of restricted stock award(s) to our President and Chief Executive Officer.	Page 38

As of the date of this proxy statement, the Board of Directors knows of no other matters that will be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the proxy holders will vote any shares for which they have been granted a proxy as they determine.

Special Note Regarding Forward-Looking Statements

Certain statements in this proxy statement constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These forward-looking statements relate to expectations for future financial performance, business strategies, products and product features or expectations for our business. Specifically, forward-looking statements may include statements relating to:

•
our ability to develop and sell our products;
•
the capabilities and functionality of our AI/ML Foundational Technology and related products;

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

•
our expected timeline for commercial release of our products and receipt of corresponding revenues;
•
expected features, capabilities and benefits of our AI/ML Foundational Technology;
•
expected competitive strengths of our AI/ML Foundational Technology;
•
the nature and size of the markets that we are targeting; and
•
other statements preceded by, followed by or that include the words "may," "can," "should," "will," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "aim," "target" or similar expressions.

These forward-looking statements are based on information available as of the date of this proxy statement and our management's current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and, in any event, you should not place undue reliance on these forward-looking statements. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include those factors described in Part I Item 1A Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2024 and in our subsequent reports filed with the Securities and Exchange Commission, or the SEC. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Risk Factors discussed in our Annual Report on Form 10-K filed with the SEC on February 20, 2025 are not guarantees that no such conditions exist as of the date of this proxy statement and should not be interpreted as an affirmative statement that such risks or conditions have not materialized, in whole or in part.

In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information in our possession as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our Board of Directors currently consists of six directors, five of whom are independent under the listing standards of The Nasdaq Stock Market LLC, or Nasdaq. Our Board of Directors is divided into three classes with staggered three-year terms. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the names, ages as of March 31, 2025 and certain other information for each of our directors and director nominees:

Name	Current Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Eric T. Olson	I	73	Director	2021	2025	2028
Benjamin G. Wolff	I	56	Director, President and Chief Executive Officer	2021	2025	2028
Continuing Directors
Matthew Shigenobu Muta	II	56	Director	2021	2026	—
Dennis Weibling	II	73	Director, Chairman	2021	2026
Brian D. Finn	III	64	Director	2020	2027	—
Michael T. Young	III	64	Director	2025	2027	—

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Qualifications

We believe that our directors should possess high personal and professional ethics and integrity and be committed to representing the long-term interests of our stockholders. We endeavor to have a Board representing a range of experiences at policy-making levels in business and areas that are relevant to our business and long-term strategy. We believe that, in light of the current stage of our business, the following are key areas of experience, qualifications and skills that should be represented on the Board:

Leadership. We believe that directors with experience in significant leadership positions over an extended period provide us and the Board with important insights. Among other things, we believe that these individuals generally possess extraordinary leadership qualities and the ability to identify and develop those qualities in others and that they demonstrate a practical understanding of organizations, processes, strategy and growth management.

Technology. Our AI/ML Foundational Technology involves highly sophisticated and complex technology, and reflects our efforts at solving very difficult technological problems. As a result, we believe it is important to have directors who have technology industry experience and an understanding of the difficulties in developing and commercializing technologically advanced products.

Operations. As we transition from primarily a research and development organization to a commercial enterprise, we believe it is important to have directors with significant operations experience.

Finance. We benefit from directors with a strong finance background, including an understanding of finance, financial statements and financial reporting as we continue to strengthen our internal controls and related processes. Further, we believe it is important to have directors with significant financial market experience.

Customers. As we roll-out commercial products, and develop new products, we believe it is important to have directors with experience or relationships with customers in our target industries so that we can better understand the perspectives, needs and decision-making processes of potential customers.

Global Business. We believe that our business will involve sales outside of the United States. As a result, we believe it is important to have directors with significant international business or similar experience.

The following skills matrix sets forth the primary areas of experience, qualifications and skills that we have specifically identified as pertaining to each director, including our director nominees. This matrix should not be read as suggesting that directors not specifically identified with any particular area of experience, qualification or skill do not have experience, qualifications or skills in that area. Our

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee reviews at least annually the composition of the Board and considers whether additional or different skills are needed. We expect this process to continue as our business evolves and, as a result, our skills matrix may change over time.

	Leadership	Technology	Operations	Finance	Customers	Global Business
Brian D. Finn
Matthew Shigenobu Muta
Eric T. Olson
Dennis Weibling
Benjamin G. Wolff
Michael T. Young

We also believe that the significant stock ownership of (or of entities affiliated with) Mr. Wolff, Mr. Finn and Mr. Weibling provide a strong alignment of interests between the Board and our stockholders and help ensure that the Board is properly focused on the long-term interests of our stockholders.

Board Diversity

We believe that we and our Board benefit from diversity with respect to professional background, education, race, ethnicity, gender, age and geography as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board. Although our Board of Directors does not maintain a specific policy with respect to Board diversity, our Board of Directors believes that the Board should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of perspectives, backgrounds and experiences when considering whether to recommend the nomination of any particular director candidate.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Nominees for Director

Admiral Eric T. Olson (Ret.)

Qualifications, Skills and Experience

Admiral Eric T. Olson (Ret.) has served as a member of the Board of Directors since September 2021. He has been President and Managing Member of ETO Group, LLC since September 2011, where he acts as an independent national security consultant supporting a wide range of private and public sector organizations. From June 2019 to May 2020, Admiral Olson served as Chief Executive Officer of Hans Premium Water, a privately held company. Admiral Olson retired from the United States Navy in 2011 as a full Admiral after 38 years of military service. He served in special operations units throughout his career, during which he was awarded several decorations for leadership and valor, including the Defense Distinguished Service Medal and the Silver Star. Admiral Olson was the first Navy SEAL officer to be promoted to three- and four-star ranks. Admiral Olson's career culminated as the head of the United States Special Operations Command from July 2007 to August 2011, where he was responsible for the mission readiness of all Army, Navy, Air Force and Marine Corps special operations forces. Admiral Olson serves on the board of directors of Under Armour, Inc. (NYSE: UAA) and is a member of its nominating and corporate governance committee. Admiral Olson also serves on the board of directors of Iridium Communications Inc. (Nasdaq: IRDM), a satellite communications company, and is a member of its nominating and corporate governance committee. In addition, he serves on the board of directors of various private companies, including, Cyber Reliant Corporation, Newlight Technologies, Ocean Aero, Inc. and IP3. Admiral Olson has served as a director of the non-profit Special Operations Warrior Foundation. Admiral Olson also served on the Old Sarcos Advisory Board from December 2016 until joining the Board. Admiral Olson graduated from the United States Naval Academy in 1973 and earned a Master of Arts degree in National Security Affairs at the Naval Postgraduate School. He is an Adjunct Professor in the School of International and Public Affairs at Columbia University. We believe Admiral Olson's leadership experience as an Admiral in the U.S. Navy, including his leadership and management of a large and complex organization as head of the U.S. Special Operations Command, in addition to his experience as a director of various companies and his expertise with respect to the needs of the U.S. military, qualifies him to serve on our Board of Directors.

Independent Committee Memberships: Compensation Nominating and Corporate Governance Other Current Public Directorships: Under Armour Iridium Communications

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Benjamin G. Wolff

Qualifications, Skills and Experience

Benjamin G. Wolff has served as a member of the Board of Directors since September 2021. Mr. Wolff served as Old Sarcos' Chief Executive Officer and Chairman of the Board of Directors from September 2015, its President from December 2020 and as a member of its Board of Directors from February 2015, in each case until the Business Combination, at which time he became our President, Chief Executive Officer and Chairman of our Board of Directors until December 13, 2021, when he became our Executive Chairman. He served as Executive Chairman from December 2021 until February 2023 and as Executive Vice Chairman from October 2023 until his appointment as our Chief Executive Officer and President in February 2024. Prior to joining Old Sarcos, Mr. Wolff served as Chief Executive Officer, President and Chairman at Pendrell Corporation an intellectual property investment, advisory services and asset management company, from December 2009 to November 2014. In April 2004, Mr. Wolff co-founded Clearwire Corporation, a telecommunications company, where he served as President and Chief Executive Officer until March 2009 and Co-Chairman until October 2011. Mr. Wolff previously served on the board of the Cellular Telecommunications Industry Association (CTIA). Mr. Wolff also serves on the board of directors of Globalstar, Inc. (NYSE: GSAT), a telecommunications company, and is a member of its audit committee and compensation committee, and serves as the chairman of its strategic review committee. Mr. Wolff earned his law degree from Northwestern School of Law, Lewis & Clark College in Portland, Oregon, and his Bachelor of Science degree from California Polytechnic State University. Mr. Wolff is an inactive member of the Washington State Bar. We believe Mr. Wolff's leadership roles as a founder of and investor in technology companies, his experience as chief executive officer and director of multiple public companies, his relationships and experience with potential customers and his perspective, experience and leadership in his various roles at Palladyne AI Corp. since its inception qualify him to serve on our Board of Directors.

Committee Memberships: Strategic Transaction Other Current Public Directorships: Globalstar

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Continuing Directors

Matthew Shigenobu Muta

Qualifications, Skills and Experience

Matthew Shigenobu Muta has served as a member of the Board of Directors since September 2021. Mr. Muta is currently the Senior Vice President of Optum Consumer Engineering for UnitedHealth Group (NYSE: UNH). Mr. Muta previously held various leadership roles at Delta Air Lines Inc. (NYSE: DAL) from 2014 until his retirement in March 2024, including serving as their Vice President, Innovation and Operations Technology from 2016 until March 2024, and as Vice President, Innovation & Commercial Technologies from 2014 to 2016. In addition, Mr. Muta also held roles at Microsoft, Inc. (Nasdaq: MSFT), including Global Managing Director, Hospitality & Travel. Mr. Muta holds a Bachelor of Arts Degree in Communications from Boise State University. We believe Mr. Muta's leadership experience at some of the world's largest companies, including in industries that we believe include potential customers of ours, and his experience working with highly sophisticated and complex technology qualifies him to serve on our Board of Directors.

Independent Committee Memberships: Audit Compensation Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Dennis Weibling

Qualifications, Skills and Experience

Dennis Weibling has served as a member of the Board of Directors since September 2021 and as Chairman of the Board since February 2023. Mr. Weibling joined the board of directors of Old Sarcos in September 2016 and served as chairman of its audit committee until the Business Combination when he joined our Board and became Chairman of the Audit Committee. Mr. Weibling has served as the Managing Director of Rally Capital LLC, a private equity firm, since 2004. He served as a director of Holicity Inc. (Nasdaq: HOL), a SPAC, from August 2020 to June 2021 and as a director of Colicity Inc. (Nasdaq: COLI), a SPAC, from February 2021 to December 2022. Mr. Weibling served on Sotheby's board from 2006 until October 2019, and during that time he served as chairman of its audit and finance committee. Mr. Weibling also served as Sotheby's interim Chief Financial Officer from January 2016 until March 2016. Mr. Weibling served as President of Eagle River, Inc., from October 1993 through December 2001, and as Vice Chairman of Eagle River Investments from January 2002 through November 2004. He served as Chief Executive Officer of Nextel Communications Inc. from October 1995 to March 1996, and as a director of Nextel from July 1995 until April 1, 2004. At Nextel, Mr. Weibling was a member and chairman of the operations, audit, finance and compensation committees at various times during that period. Mr. Weibling served as a board member of Nextel Partners from 1998 to 2006 and chaired the audit committee. He also served on the board of XO Communications, Inc., where he served from 1996 to 2003. Mr. Weibling has served on the boards of private companies, including Telesphere Communications Networks, a telecommunications company, Rise Communities LLC, a real estate development company, Telecom Transport Management, a telecommunications company, Wireless Services Corporation, a telecommunications company, Worldwide Packets, Inc., a telecommunications company, Teledesic Corporation, a telecommunications company, Geopass, Inc. d/b/a Pirq, a software company, and SeaMobile, Inc., a telecommunications company. Mr. Weibling holds a Bachelor of Arts Degree from Wittenberg University, a Master of Arts Degree in Psychology from the University of Nebraska, and a J.D. from the University of Nebraska. We believe Mr. Weibling's financial expertise and experience as an investor in technology companies, in addition to his experience as a director of various companies, qualify him to serve on our Board of Directors.

Independent Committee Memberships: Audit Nominating and Corporate Governance Strategic Transaction Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Brian D. Finn

Qualifications, Skills and Experience

Brian D. Finn has served as a member of the Board of Directors since August 2020. Mr. Finn has over 40 years of experience in the financial services industry as well as a variety of corporate and philanthropic board roles. From 2008 until he retired in 2013, Mr. Finn served as Chairman and Chief Executive Officer of Asset Management Finance Corp (AMF) and as a Senior Advisor to Credit Suisse. From 2004 to 2008, Mr. Finn was Chairman and Head of Alternative Investments (AI) at Credit Suisse. From 2002 to 2005, Mr. Finn held senior managements positions within Credit Suisse, including President of Credit Suisse First Boston (CSFB), President of Investment Banking, Co-President of Institutional Securities, Chief Executive Officer of Credit Suisse USA and a member of the Office of the Chairman of CSFB. He was also a member of the Executive Board of Credit Suisse Group. Mr. Finn began his career in 1982 as a member of the Mergers & Acquisitions Group (M&A) at The First Boston Corporation, ultimately becoming Co-Head of M&A in 1993. He has advised on dozens of transactions worth well over $100 billion. In 1997, he joined the private equity firm Clayton, Dubilier & Rice as a partner and then later rejoined Credit Suisse in 2002. Mr. Finn was a member of the board of The Scotts Miracle-Gro Company (NYSE:SMG) from December 2014 to January 2023 and Owl Rock Capital Corp (NYSE:ORCC), a specialty finance company, from 2016 to February 2022. He is currently Chairman of Star Mountain Capital, an asset management firm, and Chairman of Covr Financial Technologies, a financial services company, as well as a board member of a number of early-stage companies. He has previously been a Strategic Advisor to KKR, a global investment firm, member of the boards of Baxter International (NYSE: BAX), a healthcare company, Telemundo, MGM Pictures, and a number of other public and private companies. Mr. Finn is a past Chairman of the Undergraduate Executive Board of The Wharton School of the University of Pennsylvania, Vice Chairman of the Board of the City Kids Foundation and a member of the boards of the Gordon A. Rich Memorial Foundation and the Starmar Foundation. Mr. Finn received a Bachelor of Science Degree in Economics from The Wharton School of the University of Pennsylvania. We believe Mr. Finn is well-qualified to serve as a member of our Board due to, among other things, his extensive experience in finance, leadership positions and strategic transactions.

Independent Committee Memberships: Audit Nominating and Corporate Governance Strategic Transaction Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Michael T. Young

Qualifications, Skills and Experience

Michael T. Young joined our Board of Directors in February 2025. Mr. Young has held various roles at Caterpillar Inc. (NYSE: CAT) from August 2005 to March 2023, including serving as Director M&A Asia Pacific for over 6 years in China leading M&A transactions from 2006 to 2012. Mr. Young also played a key role in Caterpillar’s corporate strategy and led Caterpillar Ventures, a subsidiary of Caterpillar, as Director of Caterpillar Ventures from inception in 2015 until his retirement in 2023. During his tenure at Caterpillar, Mr. Young was involved in over 30 of Caterpillar Ventures’ investments and served as a director for two companies and as a board observer for multiple other companies on behalf of Caterpillar. Prior to Caterpillar, Mr. Young worked at Dell Technologies Inc. (NYSE: DELL) from 1995 to 2001, where he became the first chief financial officer for Dell China, a wholly owned subsidiary of Dell. He was instrumental in establishing financial protocols and standards while also being heavily involved in daily operations. Before Dell, Mr. Young spent nearly 10 years at Ethyl Corporation, a wholly-owned subsidiary of NewMarket Corporation (NYSE: NEU), a specialty chemicals and materials company, where he served as Accounting Manager. Mr. Young received an Associate Degree in Business from St. Louis Community College, Meramec and a Bachelor of Science Degree in Finance from Southern Illinois University at Edwardsville. He was previously a Certified Public Accountant in Illinois. We believe Mr. Young's extensive experience in corporate strategy, investments, finance, accounting and leadership, particularly at Caterpillar and Dell, qualifies him to contribute valuable insights to our Board of Directors.

Independent Committee Memberships: Compensation Strategic Transaction Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

Our common stock is listed on Nasdaq. We are required under Nasdaq listing standards and our Corporate Governance Guidelines to maintain a Board comprised of a majority of independent directors. Under Nasdaq listing standards, a director will only qualify as an independent director if, in the opinion of that listed company's board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of our Audit, Compensation and Nominating and Corporate Governance Committees be independent.

Audit Committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Nasdaq listing standards applicable to audit committee members. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq listing standards applicable to compensation committee members.

Our Nominating and Corporate Governance Committee and our Board of Directors have undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment and affiliations, our Nominating and Corporate Governance Committee and our Board of Directors have determined that each of Mr. Finn, Mr. Muta, Admiral Olson, Mr. Weibling and Mr. Young representing five of our six directors, is an "independent director" as defined under the listing standards of Nasdaq and the Exchange Act, as applicable to each director's committee membership. Mr. Wolff is not an independent director because of his position as our President and Chief Executive Officer.

In making these determinations, our Board of Directors considered the current and prior relationships that we have with each director and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section titled "Related Person Transactions."

Family Relationships

There are no family relationships among any of our executive officers, directors or persons nominated or chosen to be a director or officer.

Board Leadership Structure

Our Corporate Governance Guidelines provide our Board flexibility to determine the appropriate leadership structure for the Company, including whether the roles of chairperson and chief executive officer should be separated or combined. In making this determination, our Board considers many factors, including the needs of the business, our Board's assessment of its leadership needs from time to time and the best interests of our stockholders. If the role of chairperson is filled by a director who

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does not qualify as an independent director, then our Corporate Governance Guidelines provide that one of our independent directors will serve as our Lead Independent Director.

Currently, Mr. Wolff serves as our President and Chief Executive Officer and is not an independent director. Our Board believes that it is currently appropriate to separate the roles of chairperson and chief executive officer. As our current chairperson, Mr. Weibling, is an independent director, we do not currently have a separate Lead Independent Director. Our Chief Executive Officer is responsible for day-to-day leadership. Our Chairman ensures that our Board's time and attention is focused on providing independent oversight of management and matters critical to our Company.

The Chairman works with the CEO to set the agenda for Board meetings, serves as the Chairman of meetings of our Board and of executive sessions of our independent directors, confers separately with management from time to time and facilitates discussion among other board members as appropriate. The Board believes that Mr. Weibling's extensive experience serving on public company boards of directors makes him ideally suited to serve as Chairman of the Board.

Role of the Board in Risk Oversight Process

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, cybersecurity and reputational risks. We have designed and implemented processes to manage risk in our operations and continually look for opportunities to further embed risk management processes into our business and organization. Management is responsible for the day-to-day management of the risks the Company faces, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. Our Board reviews strategic and operational risk in the context of discussions, question and answer sessions and reports from the management team at each regular Board meeting, receives reports on all significant Board committee activities at each regular Board meeting and evaluates the risks inherent in significant transactions. In addition, management regularly reports to and receives input from the Board or individual members of the Board on business operations between formal Board meetings.

Further, our Board has tasked designated standing Board committees with oversight of certain categories of risk management. Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance and related party transactions, cybersecurity and conflicts of interest. Our Compensation Committee assesses risks relating to our human capital management and our executive compensation plans and arrangements, including whether our compensation policies and programs have the potential to encourage excessive or inappropriate risk taking. Our Nominating and Corporate Governance Committee assesses risks relating to our corporate governance practices and the independence of the Board.

Our Board of Directors believes its current leadership structure, as well as having fully independent Audit, Compensation and Nominating and Corporate Governance Committees, supports the risk oversight function of the Board.

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Board Committees

Our Board of Directors has established the following standing committees of the Board: Audit Committee; Compensation Committee; Nominating and Corporate Governance Committee; and Strategic Transaction Committee. The composition and responsibilities of each of the committees of our Board of Directors is as follows:

Committee Memberships

Current Directors	Audit	Compensation	Nominating and Corporate Governance	Strategic Transaction
Brian D. Finn
Matthew Shigenobu Muta
Eric T. Olson
Dennis Weibling
Benjamin G. Wolff
Michael T. Young

= Member = Chair

Audit Committee

The members of our Audit Committee are Brian D. Finn, Matthew Shigenobu Muta and Dennis Weibling, with Dennis Weibling serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors have determined that each member of the Audit Committee meets the requirements for independence and financial literacy under the rules and regulations of the SEC, and the listing standards of Nasdaq applicable to audit committee members. In addition, our Board of Directors has determined that Dennis Weibling is an "audit committee financial expert" within the meaning of Item 407(d) of Regulation S-K under the Securities Act. Our Audit Committee, among other things:

•
selects, retains, compensates, evaluates, oversees and, where appropriate, terminates our independent registered public accounting firm;
•
reviews and approves the scope and plans for the audits and the audit fees and approves all non-audit and tax services to be performed by our independent auditor;
•
evaluates the qualifications, independence and performance of our independent registered public accounting firm;
•
reviews our financial statements, and discusses with management and our independent registered public accounting firm the results of the annual audit and quarterly reviews;
•
reviews and discusses with management and our independent registered public accounting firm the quality and adequacy of our internal controls and our disclosure controls and procedures;
•
discusses with management our procedures regarding the presentation of our financial information, and reviews earnings press releases and guidance;

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•
oversees the implementation and performance of our internal audit function, if any;
•
sets hiring policies with regard to the hiring of employees and former employees of our independent registered public accounting firm and oversees compliance with such policies;
•
reviews, approves and monitors conflicts of interest of our officers and members of our Board of Directors and related party transactions;
•
adopts and oversees procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
•
reviews and discusses with management and our independent registered public accounting firm the adequacy and effectiveness of our legal, regulatory and ethical compliance programs;
•
reviews and discusses with management and our independent registered public accounting firm our guidelines and policies to identify, monitor and address enterprise risks, including risks associated with cybersecurity;
•
reviews and monitors compliance with our Code of Business Conduct and Ethics; and
•
oversees and assists in the exploration, evaluation, and consideration of strategic alternatives.

Our Audit Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Audit Committee's charter is available on our website at https://investor.palladyneai.com/governance/documents-charters. Under its charter, the Audit Committee may delegate its authority to subcommittees or the chairperson when it deems it appropriate and in our best interests and when such delegation would not violate applicable law, regulation or Nasdaq or SEC requirements.

Compensation Committee

The members of our Compensation Committee are Matthew Shigenobu Muta, Admiral Eric T. Olson (Ret.) and Michael T. Young, with Admiral Olson serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors have determined that each member of the Compensation Committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to Compensation Committee members, and that each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee, among other things:

•
reviews and approves the corporate goals and objectives applicable to the compensation of our chief executive officer;
•
reviews and approves the compensation for our executive officers, other than our chief executive officer, and reviews and recommends the compensation of our chief executive officer to the Board for approval;
•
administers our equity incentive plans and oversees management's administration of our other employee benefit plans;

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•
establishes and reviews the compensation plans and programs of our employees, and ensures that they are consistent with our general compensation strategy;
•
reviews and discusses the Company's compensation policies and practices with management to determine whether policies encourage excessive risk-taking, reviews relationships between risk management policies and compensation, and evaluates any practices that could mitigate such risk;
•
approves and administers our Compensation Recovery Policy; and
•
reviews and determines non-employee director compensation.

Our Compensation Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Compensation Committee's charter is available on our website at https://investor.palladyneai.com/governance/documents-charters. Under its charter, the Compensation Committee may delegate its authority when it deems it appropriate and in our best interests and when such delegation would not violate applicable law, regulation or Nasdaq or SEC requirements.

From time to time, we engage Mercer, a compensation consultant, to advise the Compensation Committee or provide market compensation data with respect to the compensation of our executive officers. Mercer is engaged on behalf of the Compensation Committee and works with management, as needed, in providing these services.

After reviewing information provided by Mercer regarding its independence and considering the independence factors prescribed by SEC and Nasdaq rules, the Compensation Committee determined that Mercer was independent and that there were no conflicts of interest arising from the services Mercer performed for us.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Brian D. Finn, Admiral Eric T. Olson (Ret.) and Dennis Weibling, with Brian D. Finn serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors has determined that each member of the Nominating and Corporate Governance Committee meets the requirements for independence under the listing standards of Nasdaq. Our Nominating and Corporate Governance Committee, among other things:

•
reviews and assesses and makes recommendations to our Board of Directors regarding desired qualifications, expertise and characteristics sought of Board members;

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•
identifies, evaluates, selects or makes recommendations to our Board of Directors regarding nominees for election to our Board of Directors;
•
develops policies and procedures for considering stockholder nominees for election to our Board of Directors;
•
reviews the succession planning process for our chief executive officer and any other members of our executive management team;
•
reviews and makes recommendations to our Board of Directors regarding the composition, organization and governance of our Board of Directors and its committees;
•
reviews and makes recommendations to the Board of Directors regarding our Corporate Governance Guidelines and corporate governance framework;
•
oversees director orientation for new directors and continuing education for our directors;
•
oversees the evaluation of the performance of the Board of Directors and its committees; and
•
administers policies and procedures for communications with the non-management members of the Board of Directors.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Nominating and Corporate Governance Committee's charter is available on our website at https://investor.palladyneai.com/governance/documents-charters. Under its charter, the Nominating and Corporate Governance Committee may delegate its authority to subcommittees or the chairperson when it deems it appropriate and in our best interests and when such delegation would not violate applicable law, regulation or Nasdaq or SEC requirements.

Strategic Transaction Committee

Our Board of Directors has created a Strategic Transaction Committee. The members of the Strategic Transaction Committee are Brian D. Finn, Dennis Weibling, Benjamin G. Wolff and Michael T. Young, with Benjamin G. Wolff serving as chairperson. The Strategic Transaction Committee assists in the assessment and, when appropriate, negotiation of strategic acquisition opportunities, potential capital market transactions and other strategic opportunities or potential transactions and reports to the Board of Directors.

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Attendance at Board, Board Committee and Stockholder Meetings

During 2024, the Board held 7 meetings, the Audit Committee held 6 meetings, the Compensation Committee held 7 meetings, the Nominating and Corporate Governance Committee held 2 meetings and the Strategic Transaction Committee held 2 meetings. Each current director attended at least 75% of the total number of meetings of the Board and committees on which such director served during the periods that such director served.

Although we do not have a formal policy requiring attendance by members of our Board of Directors at our annual meetings of stockholders, we strongly encourage directors to attend. Five of our then six directors attended the 2024 annual meeting of stockholders.

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Executive Sessions of Non-Employee and Independent Directors

To encourage and enhance communication among non-employee directors, our Corporate Governance Guidelines provide that the non-employee directors will meet in executive sessions without management directors or management present on a periodic basis, but no less than two times per year. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis, but no less than two times per year. These executive sessions are chaired by Dennis Weibling, our Chairman of the Board.

Compensation Committee Interlocks and Insider Participation

During 2024, Matthew Shigenobu Muta and Admiral Eric T. Olson (Ret.) were members of our Compensation Committee. In addition, Peter Klein served on the Compensation Committee until his retirement from our Board of Directors on January 19, 2024. None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

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Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors and other director qualifications. While our Board has not established minimum qualifications for Board members, some of the factors that our Nominating and Corporate Governance Committee considers in assessing director nominee qualifications include issues of character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one's field, the ability to exercise sound business judgment, tenure on the Board and skills that are complementary to the Board, an understanding of our business, an understanding of the responsibilities that are required of a member of the Board, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board. The Nominating and Corporate Governance Committee and the Board evaluate each director in the context of the membership of the Board as a group, with the objective of maintaining a Board that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of backgrounds and experience in various areas. Although our Board of Directors does not maintain a specific policy with respect to Board diversity, our Board of Directors believes that the Board should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of perspectives, backgrounds and experiences when considering whether to recommend the nomination of any particular director candidate.

If our Nominating and Corporate Governance Committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information or reliance on the knowledge of the members of the committee, the Board or management.

After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director candidates for nomination. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors and our Board of Directors has the final authority in determining the selection of director candidates for nomination to our Board.

Stockholder Recommendations and Nominations to our Board of Directors

Our Nominating and Corporate Governance Committee will consider recommendations and nominations for candidates to our Board of Directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations

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and nominations comply with our Amended and Restated Certificate of Incorporation ("Charter"), Amended and Restated Bylaws ("Bylaws"), all applicable Company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws and our Corporate Governance Guidelines and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our Board of Directors should direct the recommendation in writing by letter to our Corporate Secretary at Palladyne AI Corp., 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, Attention: Corporate Secretary. Such recommendation must include the candidate's name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder's ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Stockholder recommendations must be received by December 31st of the year prior to the year in which the recommended candidate(s) will be considered for nomination. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend as nominees for election as directors, and our Board has discretion to decide which individuals to nominate for election as directors.

Under our Bylaws, stockholders may also directly nominate persons for election to our Board of Directors. Any nomination must comply with the requirements set forth in our Bylaws and the rules and regulations of the SEC and should be sent in writing to our Corporate Secretary at the address above. To be timely for our 2026 annual meeting of stockholders, nominations must be received by our Corporate Secretary observing the deadlines discussed below under "Other Matters—Stockholder Proposals or Director Nominations for 2026 Annual Meeting."

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors, may do so by writing and sending the correspondence to our Chief Legal Officer, Chief Financial Officer or Legal Department by mail to our principal executive offices at Palladyne AI Corp., 650 South, 500 West, Suite 150, Salt Lake City, Utah 84101. Our Chief Legal Officer, Chief Financial Officer or Legal Department, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our Board to consider and (3) matters that are of a type that are improper or irrelevant to the functioning of our Board or our business, for example, mass mailings, job inquiries and business solicitations. If appropriate, our Chief Legal Officer, Chief Financial Officer or Legal Department will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the Board or the lead independent director (if one is appointed) if the chairperson of the Board is not independent. These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

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Insider Trading Policy and Policy Prohibiting Hedging or Pledging of Securities

We have established an insider trading policy governing the purchase, sale and disposition of our securities by our directors, officers and employees designed to promote compliance with insider trading laws, rules and regulations, as well as Nasdaq listing standards. Among other things, our insider trading policy prohibits insiders from trading while in possession of material non-public information and establishes policies and procedures related to trading restricted periods, trade pre-clearance by certain insiders and the use of Rule 10b5-1. A copy of our insider trading policy is attached as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2024. Under our insider trading policy, our employees, including our executive officers, and members of our Board of Directors are generally prohibited from, directly or indirectly, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans or as part of any other pledging transaction and (5) holding our securities in a margin account. Our Board of Directors has granted a limited waiver to the policy’s general prohibition on pledging to Mr. Wolff, our President, Chief Executive Officer and Director, authorizing him to pledge a portion of shares issued pursuant to the Wolff RSA (if approved), as defined below, in an amount necessary to obtain funds to cover taxes associated with the issuance and/or vesting of the Wolff RSA.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board of Directors has adopted our Corporate Governance Guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our Board of Directors and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website at https://investor.palladyneai.com/governance/documents-charters. We will post any amendments to or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

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Other Corporate Governance Policies and Practices

Changes in Employment or Circumstances

Upon a change in employment with his or her principal employer, any non-employee director shall promptly inform our Chief Legal Officer, Chief Financial Officer or Legal Department or the Lead Independent Director (if one is appointed), who will discuss the issue with the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will assess the appropriateness of such director remaining on the Board and shall recommend to the Board whether to request that such director tender his or her resignation. Similarly, if a director becomes aware of circumstances that may adversely reflect upon the director, any other director or our company, the director should notify the Nominating and Corporate Governance Committee of such circumstances. The Nominating and Corporate Governance Committee will consider the circumstances and may request the director to cease the related activity or, in more severe cases, request that the director submit his or her resignation.

Limitations on Other Board Service / Overboarding

Directors are expected to advise the Nominating and Corporate Governance Committee of any invitations to join the board of directors of any other public company or changes to their committee membership prior to joining such other board or committee assignment. No director should serve on more than four additional public company boards without the approval of our Board, and our Chief Executive Officer should not serve on more than two additional public company boards.

Director Orientation and Continuing Education

We are committed to ensuring that all directors receive orientation and continuing education as appropriate. The Nominating and Corporate Governance Committee oversees director orientation and director continuing education.

Self-Evaluation

The Nominating and Corporate Governance Committee oversees a periodic self-evaluation by the Board, each committee of the Board and each director.

Succession Planning

The Nominating and Corporate Governance Committee works with the Chief Executive Officer to plan for Chief Executive Officer succession, as well as to develop plans for interim succession in the event the need arises unexpectedly. Further, the Nominating and Corporate Governance Committee works with the Chief Executive Officer and appropriate members of management to plan for succession for each of the other senior executives. The Compensation Committee also periodically discusses succession plans with the Board or the Nominating and Corporate Governance Committee with respect to executive officers and other key employees.

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Access and Resources

Our Corporate Governance Guidelines provide that our directors at all times shall have direct, independent and confidential access to our executive officers, management and personnel in order to fulfill their duties. The Board is expressly authorized to obtain, at the Company's expense, such data, advice, consultation and documentation as the Board deems appropriate and to retain consultants, independent counsel or other advisers to advise or assist the Board in the performance of any of its responsibilities or for any other matter related to the Board's purposes.

Human Resources

We strive to create an inclusive work environment for all of our employees, and we believe that diversity in thought, background, race and ethnicity, gender and gender identity, sexual orientation and other characteristics and creating an atmosphere where employees feel welcome and accepted is critical to our success.

We also strive to ensure that our employee benefits promote a diverse and inclusive work environment. For example, our employee benefits currently include:

•
Parental leave: 16 weeks paid parental (gender neutral) leave to support childbirth, newborn care within one year of birth and childcare within one year of adoption by or placement in foster care with an employee. Further, we provide flexible schedules for returning parents (gender neutral) for 30 days.
•
Medical, dental and vision insurance for the employee and family, including domestic partners.
•
Employee Assistance Program: provides counseling benefits to employees, including for marital and family matters, stress, anxiety or depression, personal or emotional challenges, grief or loss, substance abuse or addictions and senior care planning.
•
Holidays: 10 paid holidays per year.
•
Floating Holidays: 2 paid floating holidays at the employee's discretion to accommodate diverse needs and interests.

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•
Volunteer time off: 2 paid days off per year to provide volunteer services for the organization of the employee's choice.
•
Other benefits include: life and disability insurance, flexible or accrued time off, flexible work schedules, tuition reimbursement program, gym membership reimbursement program, 401k match and health savings account match.

As of March 31, 2025:

1
PEOPLE
OF COLOR
17%
PEOPLE
OF COLOR
DIRECTORS
6
PEOPLE NOT
OF COLOR

14%
WOMEN
WOMEN
EMPLOYEES
86%
MEN

18%
EMPLOYEES
OF COLOR
EMPLOYEES
OF COLOR
82%
PEOPLE NOT
OF COLOR / DECLINED
TO REPORT

40%
OTHER
ENGINEERING
EMPLOYEES
60%
ENGINEERING ROLES

Director Compensation

Our outside director compensation policy is designed to attract, retain and reward non-employee directors. Our outside director compensation policy was amended in April 2025. Under the outside director compensation policy, each non-employee director will receive the cash and equity compensation for Board services described below. We also will reimburse our non-employee directors for reasonable, customary and documented travel expenses to meetings of our Board of Directors or its committees and other expenses.

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Cash Compensation

Non-employee directors are entitled to receive the following annual cash fees for their service under the director compensation policy:

Service	Cash Compensation
Board Member	$50,000
Chairperson of the Board	$25,000
Chair of the Audit Committee	$5,000
Audit Committee Member	$2,500
Chair of the Compensation Committee	$3,000
Compensation Committee Member	$1,500
Chair of the Nominating and Corporate Governance Committee	$1,500
Nominating and Corporate Governance Committee Member	$750

All cash payments to non-employee directors are paid quarterly in arrears on a pro-rated basis.

Equity Compensation

New Director Award

Each individual who becomes a non-employee director after April 2025 will automatically be granted on the date of the director's appointment an award of restricted stock units equal to $100,000 divided by the simple average of the closing prices per share of our common stock over the prior 60-trading days ending on the trading day immediately prior to the grant date, rounded to the nearest whole share (the "New Director Award"). Prior to the adoption of the amended outside director compensation policy in April 2025, the policy provided that new non-employee directors received 50,000 common stock options with a strike price equal to fair market value at the time of the grant, also prorated for any partial year of service. Each New Director Award will vest on the earlier of (i) the one-year anniversary of the date the New Director Award is granted or (ii) the day of the annual meeting next following the date the New Director Award is granted, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date.

Annual Award

Each non-employee director will automatically receive, on the date of each annual meeting of stockholders an award of restricted stock units equal to $100,000 divided by the simple average of the closing prices per share of our common stock over the prior 60-trading days ending on the trading day immediately prior to the grant date, rounded to the nearest whole share, rounded to the nearest whole

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share (the "Annual Award"). Prior to the adoption of the amended outside director compensation policy in April 2025, the policy provided that each non-employee director automatically received, on the date of each annual meeting of stockholders, 50,000 common stock options with a strike price of fair market value at the time of the grant. Annual Awards vest on the earlier of (i) the one-year anniversary of the date the Annual Award is granted or (ii) the day prior to the date of the annual meeting next following the date the Annual Award is granted, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date.

In the event of a "change in control" (as defined in our 2021 Equity Incentive Plan), each non-employee director's outstanding awards will become fully vested.

Director Compensation for 2024

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our Board of Directors, for the fiscal year ended December 31, 2024. Directors who are also our employees receive no additional compensation for their service as directors during the time periods when they are also our employees. See “Executive Compensation” for information regarding compensation for Mr. Wolff and Ms. Peterson.

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)(1)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Priya Balasubramaniam (2)	$2,630	—	—	—	—	—	$2,630
Brian D. Finn	$51,724	—	$72,695	—	—	—	$124,419
Peter Klein (3)	$2,937	—	—	—	—	—	$2,937
Matthew Shigenobu Muta	$55,083	—	$72,695	—	—	—	$127,778
Admiral Eric T. Olson	$56,728	—	$72,695	—	—	—	$129,423
Dennis Weibling	$86,092	—	$72,695	—	—	—	$158,787

(1)
The amounts in this column represent the aggregate grant-date fair value of awards granted to each non-employee director pursuant to the non-employee director compensation policy, computed in accordance with the Financial Accounting Standards Board's ("FASB") Accounting Standards Codification ("ASC") Topic 718. See Notes 1 and 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of the assumptions made by us in determining the grant-date fair value of our equity awards.
(2)
Effective January 19, 2024, Ms. Balasubramaniam resigned from the Board.
(3)
Effective January 19, 2024, Mr. Klein, resigned from the Board.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2024:

Name	Number of Shares Underlying Outstanding Stock Awards	Number of Shares Underlying Outstanding Options
Brian D. Finn	—	50,000
Matthew Shigenobu Muta	—	50,000
Eric T. Olson	—	67,098
Dennis Weibling	—	51,959

2025 PROXY STATEMENT | 31

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS

Our Board of Directors currently consists of six directors and is divided into three classes with staggered three-year terms. At the Annual Meeting, two current directors are up for election as Class I directors for a three-year term to succeed the same class whose term is then expiring. Each director's term continues until the expiration of the term for which such director was elected and until such director's successor is elected and qualified or until such director's earlier death, resignation or removal.

Nominees

Following the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated Admiral Eric T. Olson (Ret.) and Benjamin G. Wolff for election as Class I directors at the Annual Meeting. Mr. Olson and Mr. Wolff are current Class I directors whose terms are expiring upon the Annual Meeting. If elected, each of the nominees will serve as a Class I director until the 2028 annual meeting of stockholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation or removal. For more information concerning the nominees, please see the section titled "Board of Directors and Corporate Governance."

Each of the nominees has agreed to serve as a director if elected, and the Company has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy.

Vote Required

Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

2025 PROXY STATEMENT | 32

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed KPMG LLP ("KPMG") as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2025. KPMG has served as our independent registered public accounting firm since April 2024.

At the Annual Meeting, we are asking our stockholders to ratify the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Our Board of Directors is submitting the appointment of KPMG for stockholder ratification because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of KPMG, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year. If our stockholders do not ratify the appointment of KPMG, our Audit Committee will reconsider the appointment and may decide either to continue with KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2025 or to appoint another independent registered public accounting firm. Representatives of KPMG are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Change of the Independent Registered Public Accounting Firm

As disclosed in our Current Report on Form 8-K, filed on April 9, 2024 with the SEC, on April 3, 2024, our Audit Committee dismissed Ernst & Young LLP ("EY") as our independent registered public accounting firm. The Audit Committee oversaw a competitive process to determine the Company's independent registered public accounting firm for the 2024 fiscal year. Several independent registered public accounting firms were invited to participate in the process. EY was invited to participate, but declined. EY served as our independent public accounting firm from September 2021 until April 1, 2024, including for the fiscal years ended December 31, 2023, 2022, and 2021 respectively, and served as Old Sarcos' independent registered public accounting firm since December 2020.

Information about Ernst & Young LLP

EY's reports on our consolidated financial statements as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of the Audit Committee's action dismissing EY, there were no (a) "disagreements" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act and the related

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PROPOSAL NO. 2

instructions thereto) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements, or (b) "reportable events" requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

We provided EY with a copy of our Current Report on Form 8-K (the "Form 8-K"), which was filed with the SEC on April 9, 2024, and requested EY furnish us with a letter addressed to the SEC stating whether EY agreed with the disclosures in the Form 8-K and, if not, stating the respects in which it did not agree. We received the requested letter from EY and a copy of the letter, dated April 9, 2024, was filed as Exhibit 16.1 of the Form 8-K and such letter is incorporated by reference herein.

Information about KPMG

In connection with the dismissal of EY and on the same date, the Audit Committee approved the engagement of KPMG as our new independent registered public accounting firm for the year ending December 31, 2024, effective April 3, 2024. During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of the Audit Committee's action engaging KPMG, neither we, nor anyone acting on our behalf, consulted with KPMG regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Fees Paid to Independent Registered Public Accounting Firm

As disclosed in our Current Report on Form 8-K, filed on April 9, 2024 with the SEC, on April 3, 2024, our Audit Committee dismissed Ernst & Young LLP ("EY") as our independent registered public accounting firm and appointed KPMG LLP ("KPMG") as our independent registered public accounting firm. The following table presents fees for professional audit services and other services rendered to us by KPMG, our current auditor.

	2024	2023
	(in thousands)
Audit Fees(1)	$604	$—
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
Total Fees	$604	$—

(1)
"Audit Fees" consist of fees for professional services rendered in connection with the audit of our consolidated financial statements, review of our quarterly consolidated financial statements and consultations and services in connection with statutory and regulatory filings or engagements for those fiscal years, including services related to our at-the-market offerings in 2024. There were no fees billed by KPMG for professional services rendered for audit services for the year ended December 31, 2023.
(2)
There were no fees billed by KPMG for professional services rendered for audit-related services for the years ended December 31, 2024 and 2023, respectively.
(3)
There were no fees billed by KPMG for professional services rendered for tax services for the years ended December 31, 2024 and 2023, respectively.

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PROPOSAL NO. 2

In 2024, there were no other professional services provided by KPMG, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of KPMG.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to pre-approve all audits and audit fees, and pre-approve (or, where permitted under the rules and regulations of the SEC, subsequently approve) all non-audit and tax services to be performed by our independent registered public accounting firm. All services provided by KPMG for our fiscal years ended December 31, 2024 were pre-approved by our Audit Committee.

Vote Required

The ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal. As this proposal is considered a routine proposal, we do not expect any broker non-votes with respect to this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2025.

2025 PROXY STATEMENT | 35

REPORT OF THE AUDIT COMMITTEE

We, the Audit Committee of the Board of Directors of Palladyne AI Corp. (the "Company"), have the responsibility to, among other things, oversee the preparation of the Company's consolidated financial statements, the Company's system of internal controls and the qualifications, independence, compensation and performance of the Company's independent registered public accounting firm (the "independent auditor"). We have the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. Our specific duties and responsibilities are described in our charter, which is available on the Company's website (www.palladyneai.com) under the tab "Investor – Investor Relations – Governance." We review the charter annually and work with the Board of Directors and the Nominating and Corporate Governance Committee of the Board of Directors to amend it as appropriate. The Board of Directors has determined that each of us is an independent director based on the Nasdaq Stock Market's listing standards and that each of us also satisfies the Securities and Exchange Commission's ("SEC") additional independence requirements for members of Audit Committees. In addition, the Board of Directors has determined that Dennis Weibling is an "audit committee financial expert" as defined by SEC rules.

Management is responsible for the financial reporting process, including the Company's system of internal controls, and for the preparation of the Company's consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP). The Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and to issue reports thereon. Because the Company is an Emerging Growth Company as defined by SEC rules, the Company's independent auditor is not required to, nor has it been engaged to, perform an audit of the Company's internal control over financial reporting. Our responsibility is to oversee these processes, and we rely on the expertise and knowledge of management and the independent auditor in carrying out that role. We are not professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance or professional opinion as to the sufficiency of external audits, whether the Company's consolidated financial statements are complete and accurate and are in accordance with GAAP or on the effectiveness of the Company's system of internal control over financial reporting.

We reviewed and discussed with management and KPMG LLP ("KPMG"), the Company's independent auditor for the year ended December 31, 2024, the Company's periodic reports for the year ended December 31, 2024, and discussed with Ernst & Young LLC ("EY"), the Company's independent auditor for the year ended December 31, 2023 the Company's 2023 audited consolidated financial statements and related annual report on Form 10-K, filed with the SEC. In connection with such discussions, KPMG addressed the matters required to be discussed with us by applicable PCAOB standards and SEC rules and regulations. In addition, we discussed with KPMG the overall scope and plans for its audit. We met periodically with KPMG, as appropriate, to discuss its work and the results of its audit. Our meetings included, whenever we deemed appropriate, executive sessions with the Company's current independent auditor without the presence of management.

2025 PROXY STATEMENT | 36

REPORT OF THE AUDIT COMMITTEE

We have also received the written disclosures and the letter from KPMG required by PCAOB Rule 3526 ("Communication With Audit Committees Concerning Independence") and have discussed with KPMG its independence with respect to the Company.

Based on the review and discussions referred to above, we recommended to the Board of Directors that the Company's audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2024.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Dennis Weibling, Chair

Brian D. Finn

Matthew Shigenobu Muta

This Audit Committee report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Palladyne AI Corp. under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent Palladyne AI Corp. specifically requests that the information be treated as "soliciting material" or specifically incorporates it by reference.

2025 PROXY STATEMENT | 37

PROPOSAL NO. 3

APPROVAL OF RESTRICTED STOCK AWARD(S) TO OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER

We are asking you to approve one or more restricted stock awards to our President and Chief Executive Officer, Benjamin G. Wolff, covering an aggregate of up to 1,500,000 shares of our common stock (the “Wolff RSA”), which would be made through one or more standalone grants outside of our 2021 Equity Incentive Plan (the “2021 Plan”).

As detailed further below, we believe that the Wolff RSA would allow us to conserve shares authorized for use under our 2021 Plan and cash, while providing compensation to Mr. Wolff that is consistent with our obligations under his employment agreement and which would reduce our cash compensation obligations to Mr. Wolff under his employment agreement.

Background

On November 14, 2023, we announced a pivot in business strategy to prioritize the development and commercialization of our AI/ML Foundational Technology and suspend further commercialization efforts on hardware products. Following such pivot, Mr. Wolff rejoined our executive team as President and Chief Executive Officer in February 2024 to lead our new business strategy. Our Board of Directors believes that securing Mr. Wolff's continued service to the Company is critical to our ability to commercialize our AI/ML Foundational Technology and successfully grow our business. For this reason, we believe securing the services of Mr. Wolff over the next phase of our business is in our best interest and on December 26, 2024, we entered into an amended and restated employment agreement (the “Wolff Agreement”) with Mr. Wolff that extended the term of his employment as our President and Chief Executive Officer through the end of 2027. Under the Wolff Agreement, Mr. Wolff is entitled, among other employment benefits, to a targeted net cash salary of $1.00 (after deductions for taxes and employee benefit contributions) for 2025 and a cash salary of $250,000 (prior to applicable withholding and deductions) per year for 2026 and 2027. The Wolff Agreement also provides that Mr. Wolff will not be entitled to participate in our bonus plan for 2025, though he will be eligible for discretionary bonuses as determined by our Board of Directors or a duly authorized committee, and that Mr. Wolff will be eligible to participate in our annual bonus plan for 2026 and 2027 with a target opportunity of 150% of his then annual base salary. We believe that this is significantly below the levels of cash compensation provided to CEOs of other similar public companies and of similar experience as Mr. Wolff. Mr. Wolff's willingness to receive lower levels of regular cash compensation as described above with respect to his salary and bonus was tied to receiving compensation based on our stock price, which we believe strongly aligns his interests with those of our stockholders.

In addition, pursuant to the Wolff Agreement, Mr. Wolff is entitled to a cash payment with respect to the value of 1,800,000 shares of our common stock (as proportionately adjusted for any stock splits, dividends, combinations and the like) based on the volume-weighted average closing price for our common stock for the 10 consecutive trading days ending on the trading day prior to the date of the event triggering payment (the “Wolff Cash Payment”). The Wolff Cash Payment is to be made upon Mr. Wolff’s continued service under the Wolff Agreement through the earlier of October 31, 2027 or a Change in Control, or upon an earlier qualifying termination of his employment (including a termination by us without Cause or by Mr. Wolff for Good Reason, each as defined in the Wolff Agreement). In the

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PROPOSAL NO. 3

event that Mr. Wolff’s employment is terminated before vesting due to his death or by us for Disability, as defined in the Wolff Agreement, the Wolff Cash Payment will be payable on a prorated basis based on the number of days of Mr. Wolff’s service during the period beginning on November 1, 2024 and ending on the date of his termination relative to 1,035 days.

Further, both our Board of Directors and Mr. Wolff felt it was important to maintain our available shares under the 2021 Plan to have sufficient shares to incentivize our employees through equity awards. As a result, we and Mr. Wolff agreed to the Wolff Cash Payment with the opportunity to replace it with the Wolff RSA, which will both eliminate the cash obligation of the Wolff Cash Payment if granted in full and preserve shares available under the 2021 Plan for other employees. In addition, both the Board of Directors and Mr. Wolff favor the Wolff RSA over the Wolff Cash Payment because the Wolff RSA (1) will not use the Company's limited cash resources, (2) better aligns Mr. Wolff's interests with those of our stockholders by providing a longer-term incentive opportunity beyond the date of the Wolff Cash Payment and (3) serves to better manage enterprise risk by reducing the risk that management decisions will be made to maximize the short-term Company stock price as we near the Wolff Cash Payment date rather than long-term stockholder value.

Depending on the value of our common stock at the time of payment, to the extent that the Wolff Cash Payment is paid, there could be a substantial impact on the Company’s cash position. For example, if the reference stock price is $10 per share, the Wolff Cash Payment would be $18 million. If we do not have sufficient cash to make the Wolff Cash Payment when it becomes due, or if we need to bolster our cash reserves and increase our ability to continue to pursue our business objectives following the Wolff Cash Payment, we may have to seek additional financing which could cause dilution to our existing stockholders or introduce covenants that may restrict our operations. Additional financing may not be available when needed or, if available, may not be available on terms favorable to us or our stockholders.

The Wolff Agreement goes on to provide that the amount of the Wolff Cash Payment will be reduced on a 1.2 to 1 basis by the amount of any restricted stock awards we grant to Mr. Wolff prior to the payment date of the Wolff Cash Payment, up to a total of 1,500,000 shares that are scheduled to vest on the earliest of the payment events for the Wolff Cash Payment set forth above and in the same relative amounts.

If the Wolf RSA is timely granted in full in satisfaction of these terms, our obligation to make the Wolff Cash Payment under the Wolff Agreement would be proportionately reduced or eliminated.

As of March 31, 2025, we have 1,866,113 shares available for issue of new equity awards under the 2021 Plan, which we anticipate will be enough to meet our expected needs (other than for the Wolff RSA) for the next three years. If we were to grant the Wolff RSA with respect to the full 1,500,000 shares under the 2021 Plan, we would be left with only 366,113 shares available for issue of new equity awards, which would not be enough to meet our expected needs for the next year. We currently estimate that we will grant equity awards covering approximately 550,000 shares per year under the 2021 Plan, subject to variables such as stock price, market compensation trends, the number and seniority of our employees and other factors.

Significant Historical Award Information

Common measures of a stock plan’s utilization include burn rate, dilution, and overhang (as defined below). The burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last three years, we have maintained an average equity run

2025 PROXY STATEMENT | 39

PROPOSAL NO. 3

rate of only 10.1% of our weighted-average number of shares of common stock outstanding per year. Dilution measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded under our various equity plans and also includes shares that may be awarded under our various equity plans in the future (“Overhang”).

Key Equity Metrics	2024	2023	2022
Equity Run Rate(1)	10.2%	12.6%	7.4%
Overhang(2)	17.0%	25.8%	27.7%
Dilution(3)	10.3%	15.6%	11.6%

(1) Equity run rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the weighted-average number of shares outstanding during the fiscal year.

(2) Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants at the end of the fiscal year, by (b) the number of shares outstanding at the end of the fiscal year.

(3) Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Number of Shares Requested

We considered several factors in determining to request stockholder approval of a maximum of 1,500,000 shares of our common stock for the Wolff RSA.

The 1,800,000 share size of the Wolff Cash Payment was the result of our negotiations with Mr. Wolff over extension of his employment agreement through December 31, 2027. Prior to this extension, Mr. Wolff’s employment agreement was set to expire on February 23, 2025, subject to a one year extension by the Company, and contemplated a restricted stock award with respect to 625,000 shares of our common stock that would be granted following renewal and vest in full on continued service for a one-year period in connection with a one-year extension of the agreement. The 1,800,000 share size of the Wolff Cash Payment takes into account the longer vesting period associated with that payment (three years instead of one year).

Considering that the Wolff Cash Payment has been awarded and the Wolff Agreement allows us to reduce the size of the Wolff Cash Payment on a 1.2 for 1 basis by grants of restricted stock awards of up to 1,500,000 shares of our common stock, we are seeking approval for grants of restricted stock to Mr. Wolff of up to that maximum amount. Three additional years of annual 625,000 one-year awards would be 1,875,000 shares, which is more than both the reference share number for the Wolff Cash Payment and the maximum shares to be granted pursuant to the Wolff RSA.

Effect of Approval of Restricted Stock Award(s)

If stockholders approve the restricted stock award(s) to Mr. Wolff, we will issue one or more restricted stock awards to Mr. Wolff covering an aggregate of up to 1,500,000 shares of our common stock, in order to proportionately reduce the size of the Wolff Cash Payment. If approved, we intend to issue a single restricted stock award for the full amount of 1,500,000 shortly after approval is obtained.

If stockholders do not approve the restricted stock award(s) to Mr. Wolff, we may determine to award a number of restricted stock awards to Mr. Wolff under our 2021 Plan, up to the full 1,500,000 shares if

2025 PROXY STATEMENT | 40

PROPOSAL NO. 3

available from time to time prior to making the Wolff Cash Payment. However, we may not have sufficient shares to do so and provide equity incentives to other employees and therefore may determine not to make any award of the Wolff RSA from the 2021 Plan or may only make award(s) of a portion of the Wolff RSA under the 2021 Plan.

To the extent that we do not timely grant any or a portion of the Wolff RSA(s) to Mr. Wolff, we will make the Wolff Cash Payment.

Limitations on Individual Award(s)

The maximum aggregate number of shares of our common stock subject to restricted stock awards that may be granted to Mr. Wolff under the authorization sought here is 1,500,000. No awards will be granted pursuant to this authorization to any other individual. This limit is subject to proportionate adjustment for any stock splits, dividends, combinations and the like, under the terms of the restricted stock award agreements.

Terms and Conditions of the Restricted Stock Award(s)

Although any restricted stock awards granted to Mr. Wolff pursuant to the approval requested here would be made by standalone grants outside the 2021 Equity Incentive Plan, the awards will be made pursuant to an award agreement that adopts the terms and conditions of the 2021 Equity Incentive Plan applicable to restricted stock awards. The form of restricted stock award agreement is provided with this proxy statement as Appendix A.

The only awards available for grant pursuant to the approval requested here would be awards of restricted stock, which are shares of our common stock granted subject to restrictions on transferability and subject to forfeiture on terms set forth in the agreement, including the vesting terms described above.

Only Mr. Wolff will be eligible to receive awards pursuant to the requested approval, so the total number of employees eligible to participate is 1, and no non-employee directors, consultants or others will be eligible to receive awards under the requested approval.

Any shares subject to awards of restricted stock pursuant to the approval requested here would be used only for the awards approved here, and would not become available for future awards if the original award is forfeited.

The form of restricted stock award agreement provides that each award will be administered by our Board of Directors or its designated committee (the “Committee”). As the administrator of the restricted stock awards, the Committee will have the authority to grant the awards; determine the number of shares of common stock covered by each award; approve and amend award certificates (subject to the limitations under the award agreements); adopt, revise or rescind any rules and regulations as it may deem necessary or advisable to administer the restricted stock awards; and make all other decisions and determinations that may be required under the restricted stock awards or that the Committee deems necessary or advisable for administration of the restricted stock awards to the same extent as it has with regards to awards under the 2021 Plan. The Committee may permit Mr. Wolff to satisfy tax withholdings relating to awards granted under the restricted stock awards pursuant to procedures that it determines, as permitted by applicable laws, including (without limitation) allowing Mr. Wolff to have us withhold otherwise deliverable shares under an award or to deliver to us already

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PROPOSAL NO. 3

owned shares of common stock at the minimum statutory amount or such greater amount as the Committee permits if such amount would not have adverse accounting consequences, as determined by the Committee. The Committee may amend or terminate outstanding restricted stock awards granted pursuant to the approval sought here to the same extent as it can under the 2021 Plan. However, amendment or termination will require Mr. Wolff’s consent in certain circumstances if it would materially adversely affect his interests under the restricted stock awards.

Unless the Committee determines otherwise, no award will be assignable or transferable by Mr. Wolff other than by will or the laws of descent and distribution (which includes by beneficiary designation if available) until they have vested and any other applicable transfer restrictions, if any, are removed. The Committee, in its discretion, may permit awards to be transferred, subject to such terms and conditions as the Committee determines to be appropriate. Mr. Wolff may, in the manner determined by the Committee and to the extent the Committee has permitted the participant to designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to such award upon the participant’s death.

Each restricted stock award granted to Mr. Wolff pursuant to the approval sought here will vest on his continued service through the earlier of October 31, 2027 or a Change in Control, or upon an earlier qualifying termination of his employment (including a termination by us without Cause or by Mr. Wolff for Good Reason). In the event that Mr. Wolff’s employment is terminated before vesting due to his death or by us for Disability, each such outstanding restricted stock award will vest as to a prorated portion of the award based on the number of days of Mr. Wolff’s service during the period beginning on November 1, 2024 and ending on the date of his termination relative to 1,035 days. Each capitalized but undefined term in this paragraph is as defined in the Wolff Agreement.

Under the Wolff Agreement, a Change in Control generally means the occurrence of any of the following events, subject to certain limitations set forth in the Wolff Agreement:

•
the Board members as of the effective date of the 2025 Plan (each, an “incumbent director”) cease to constitute a majority of the Board, provided that any new Board member whose election or nomination for election was approved by a vote of a majority of the incumbent directors then on the Board also will be considered an incumbent director; or
•
any person becomes a beneficial owner of either (A) more than 50% of our Common Stock or (B) our securities representing more than 50% of the combined voting power of our securities eligible to vote for the election of directors, except in limited cases of certain acquisitions (for example, acquisitions directly from the Company or by the Company or a subsidiary); or
•
completion of a reorganization, merger or similar corporate transaction, or the sale of all or substantially all of the Company’s assets or the acquisition of assets or stock of another corporation, unless immediately after such transaction, all or substantially all of the individuals and entities who were the beneficial owners of our Common Stock and our voting securities immediately before such transaction beneficially own more than 50% of our Common Stock and the combined voting power of our voting securities entitled to vote generally in the election of directors, of the corporation resulting from such transaction in substantially the same proportions as their ownership, immediately prior to such transaction, and subject to certain other exceptions; or
•
approval by our stockholders of our complete liquidation or dissolution.

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PROPOSAL NO. 3

In the event of a dividend or other distribution (whether in cash, our securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of our common stock or our other securities, or other change in our corporate structure affecting our common stock (other than ordinary dividends or other ordinary distributions), the number and class of shares issuable under the approval sought here and/or the number and class (as applicable) of shares covered by each outstanding restricted stock award will be adjusted proportionately in order to prevent the diminution or enlargement of benefits or potential benefits intended under the restricted stock awards and the authorization sought here.

Assuming that it is approved by our stockholders, the authorization to grant restricted stock awards to Mr. Wolff pursuant to the approval sought here will continue until November 4, 2027.

Restricted stock awards granted pursuant to the approval sought here will be subject to any applicable compensation recoupment or clawback policy that we adopt from time to time.

Our Board of Directors has, after deliberation, granted a limited waiver to our insider trading policy’s general prohibition on pledging to Mr. Wolff, authorizing him to pledge a portion of the shares issued pursuant to the Wolff RSA (if approved) in an amount necessary to obtain funds to cover taxes associated with the issuance and/or vesting of the Wolff RSA. This waiver was granted to avoid the need for Mr. Wolff to sell shares, which could be a sizable number of shares, to cover those taxes. We believe this aligns Mr. Wolff's long-term interests with those of our other stockholders by increasing shares held by him and not artificially pressuring the stock price through a potentially large sale of shares just to cover taxes.

Certain Federal Tax Effects

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the grant and vesting of restricted stock awards under the approval sought here and the subsequent sale of common stock acquired thereunder. The tax consequences of awards may vary according to the country of participation. Also, the tax consequences of the grant or vesting of awards vary depending upon the particular circumstances, and it should be noted that income tax laws and regulations and interpretations thereof, change frequently.

Unless Mr. Wolff makes an election to accelerate recognition of income to the date of grant as described below, Mr. Wolff generally will not recognize income at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, Mr. Wolff generally will recognize ordinary income equal to the fair market value of the Common Stock as of that date, less any amount he paid for the stock. If Mr. Wolff files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date, less any amount paid for the stock. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, Mr. Wolff will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

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PROPOSAL NO. 3

The Company generally will be entitled to a tax deduction in connection with a restricted stock award in an amount equal to the ordinary income recognized by Mr. Wolff and at the time that Mr. Wolff recognizes such income, except as follows. Under Section 162(m) of the Code, the deductibility of compensation paid to certain individuals including our President and Chief Executive Officer is limited to $1,000,000 per person per year.

Restricted Stock Award(s) Benefits

As described above, the approval sought here would allow for grants of restricted stock awards with respect to up to 1,500,000 shares to Mr. Wolff only. The following table sets forth information on the restricted stock award(s) for which approval is being sought, taking into account the closing price for our common stock on March 31, 2025 which was $5.88.

Name and Position	Dollar Value	Number of Shares Subject to Stock Awards
Benjamin Wolff, President and Chief Executive Officer	$8,820,000	1,500,000
Laura J. Peterson	$0	0
Dr. Denis Garagić	$0	0
Stephen Sonne	$0	0
All Current Executive Officers as a Group	$8,820,000	1,500,000
All Non-Executive Officer Employees as a Group (Including all Officers who are not Executive Officers)	$0	0
All Directors who are not Executive Officers as a Group	$0	0

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PROPOSAL NO. 3

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the approval of the Restricted Stock Award(s) to Our President and Chief Executive Officer Proposal. Abstentions will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RESTRICTED STOCK AWARD(S) TO OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER.

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EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of March 31, 2025.

Name	Age	Position
Benjamin G. Wolff(1)	56	President, Chief Executive Officer and Director
Dr. Denis Garagić	56	Chief Technology Officer
Kristi Martindale(2)	58	Chief Commercial Officer
Stephen Sonne	56	Chief Legal Officer and Secretary
Trevor Thatcher	39	Chief Financial Officer
Matthew Vogt	48	Chief Revenue Officer

(1)
Biographical information for Mr. Wolff is set forth above under Board of Directors and Corporate Governance – Nominees for Director beginning on page 7.
(2)
Ms. Martindale was determined to be an executive officer on February 19, 2025.

Dr. Denis Garagić

Dr. Denis Garagić has served as our Chief Technology Officer since January 2022. Dr. Garagić is the co-founder of our AI/ML software business and served as Old Sarcos' Chief Scientist, Advanced Systems and AI from June 2020 until the Business Combination when he became our Chief Scientist, Advanced Systems & AI, a position he held until his promotion in January 2022. Prior to joining Old Sarcos, he served as Chief Scientist at BAE Systems (OTCMKTS: BAESY) FAST Labs from April 2007 to May 2020, guiding the creation of cognitive computing solutions that provide machine intelligence and anticipatory intelligence to solve challenges across the Department of Defense and intelligence community. Dr. Garagić has been a Technical Review Authority, Principal Investigator or Research Lead on numerous programs, including the Defense Advanced Research Projects Agency (DARPA) and Air Force Research Labs research programs. Dr. Garagić is also a regular speaker at international meetings and conferences on AI & machine learning. Dr. Garagić received his B.S. and M.S. degrees in Mechanical Engineering and Technical Cybernetics from The Czech Technical University in Prague and received his Ph.D. in Mechanical Engineering from The Ohio State University.

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EXECUTIVE OFFICERS

Kristi Martindale

Kristi Martindale has served as our Chief Commercial Officer since March 2024. In this role she is responsible for overseeing commercial aspects of the Company’s operations including go-to-market strategy, product planning, marketing and investor and public relations. Previously, she served as our consultant from September 2023 to March 2024 and as our Executive Vice President and Chief Product & Marketing Officer from September 2021 to September 2023. Ms. Martindale served as Old Sarcos’ Chief Product & Marketing Officer from September 2020 until the Business Combination, when she became our Executive Vice President and Chief Product & Marketing Officer. Prior to serving as Old Sarcos’ Executive Vice President and Chief Product & Marketing Officer, Ms. Martindale served as Old Sarcos’ Executive Vice President and Chief Marketing Officer. From 2011 to 2015, Ms. Martindale served as Vice President, Global Marketing of Qualcomm (Nasdaq: QCOM). In this role, she led marketing for many of Qualcomm’s business units, including software, services, emerging technology, and licensing worldwide. Ms. Martindale holds a Bachelor of Science degree in Business Administration and Management from the University of La Verne.

Stephen Sonne

Stephen Sonne has served as our Chief Legal Officer and Secretary since September 2022, overseeing all legal activities for the Company. Beginning in February 2024, he also began overseeing the Company's human resource function. Prior to becoming Chief Legal Officer, Mr. Sonne served as Senior Vice President and General Counsel from February 2022 to September 2022. From January 2013 until March 2021, he served as Senior Vice President, Associate General Counsel and, from April 2018 to March 2021, Corporate Secretary for Booking Holdings (Nasdaq: BKNG), the parent company of Booking.com, priceline.com, KAYAK, agoda.com, Rentalcars.com and OpenTable, overseeing Booking Holdings' public reporting, securities offering, mergers and acquisitions and corporate governance activities, among other things. Prior to Booking Holdings, Mr. Sonne served as a Partner at O'Melveny & Myers LLP, a premier international law firm. He holds a Bachelor of Arts in Political Science and Spanish from Brigham Young University, an MBA from Duke University's Fuqua School of Business and a Juris Doctor degree from the Duke University School of Law.

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EXECUTIVE OFFICERS

Trevor Thatcher

Trevor Thatcher has served as our Chief Financial Officer since March 2024. Mr. Thatcher has over 10 years of experience providing strategic and operational financial leadership to public companies. Mr. Thatcher joined us in December 2021 as VP, Corporate Controller. Before joining Palladyne AI Corp., Mr. Thatcher served in various accounting roles from 2014 to 2016 at LifeVantage Corporation (Nasdaq: LFVN), a health, wellness and fitness company, and served as its SVP, Corporate Controller from 2016 until 2021. He oversaw the company's accounting, tax, commissions, treasury and internal audit functions, was a member of the company's international and product expansion teams and helped to align and consolidate company-wide processes to drive operational efficiencies. Previous to LifeVantage, Mr. Thatcher served in other accounting and finance roles and began his career in public accounting at a local Utah accounting firm. Mr. Thatcher earned his Masters of Accounting from the University of Utah and his Bachelors of Science in Accounting and Economics from Utah State University. He is a Certified Public Accountant in Utah and was a recipient of the Direct Selling "Forces Under 40" award in 2017 while working for LifeVantage Corporation.

Matthew Vogt

Matthew Vogt has served as our Chief Revenue Officer since July 2023. In this role, he is responsible for overseeing and optimizing all revenue-generating activities for the Company. Previously, from December 2021 to July 2023, Mr. Vogt served as our Senior Vice President of Global Defense Solutions where he was responsible for strategic customer engagements, partnerships and program execution, business development, customer-funded research and development, and domestic and international sales. Prior to joining us, Mr. Vogt was Senior Director of Business Development at AeroVironment, Inc. (NASDAQ: AVAV), a global leader in unmanned aircraft systems from 2011 to 2021. During that time, Mr. Vogt led business development efforts for customers in the Department of Defense, Department of Homeland Security, Department of Justice, Department of Defense Labs, multiple international governments and militaries, and various corporate entities. While at AeroVironment, he also led the MacCready Works business development market segment, a group focused on classified programs, customer-funded research and development projects and merger and acquisition activities. Mr. Vogt began his professional career as a U.S. Marine Corps AV-8B Harrier attack pilot and later served as a Marine Special Operations Command Forward Air Controller and Joint Terminal Attack Controller. Mr. Vogt holds a Bachelor's degree in Politics from Princeton University (1999) and an MBA from the University of Southern California (2023).

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EXECUTIVE COMPENSATION

We have designed our compensation and benefits programs to attract, retain, incentivize and reward talented and qualified executives. We believe our compensation program should promote our success and align executive incentives with the long-term interests of our stockholders. Our current compensation programs primarily consist of salary, bonuses and equity compensation awards. We believe that our use of equity compensation awards strongly aligns the interests of our executive officers with those of our stockholders by providing meaningful compensation opportunities through the use of long-term equity incentives. Further, we believe that the vesting schedules associated with our equity compensation awards promote our accomplishment of key objectives and our long-term success. As a result, we do not believe that our compensation programs promote excessive or inappropriate risk-taking. As our needs evolve, we intend to continue to evaluate our philosophy and compensation programs as circumstances require.

Our named executive officers, consisting of each individual serving in the role of principal executive officer in 2024, the next two most highly compensated executive officers (other than our principal executive officers during 2024) as of December 31, 2024, and up to two additional individuals who were executive officers in 2024 but were not serving as executive officers as of December 31, 2024, were:

•
Benjamin G. Wolff, our President, Chief Executive Officer and Director;
•
Laura J. Peterson, our former President, Chief Executive Officer, Executive Vice Chair and Director;
•
Dr. Denis Garagić, our Chief Technology Officer; and
•
Stephen Sonne, our Chief Legal Officer and Secretary.

Summary Compensation Table

The following table presents information regarding the compensation of our named executive officers for services rendered during the fiscal years ended December 31, 2024 and December 31, 2023 if they were an executive officer during those years:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)(3)	All Other Compensation ($)(4)	Total ($)
Benjamin G. Wolff(5)	2024	$228,797	—	$369,125	—	—	$597,922
President, Chief Executive Officer and Director	2023	$75,026	—	$137,500	—	$35,887	$248,413
Laura Peterson(6)	2024	$260,271	—	$100,000	—	$15,000	$375,271
Executive Vice Chair and Director	2023	$290,985	—	—	—	$20,867	$311,852
Dr. Denis Garagić	2024	$412,174	$364,417	$295,301	$74,514	—	$1,146,406
Chief Technology Officer	2023	$332,856	$118,000	$125,000	$125,000	—	$700,856
Stephen Sonne	2024	$370,000	$240,500	$59,060	$14,818	—	$684,378
Chief Legal Officer and Secretary	2023	$288,970	$102,600	$100,000	$100,000	—	$591,570

(1)
The amounts in this column represent discretionary bonuses approved by our Compensation Committee after taking into account the Company's performance against targets, individual performance and retention bonuses approved by our Board of Directors and patent bonuses. Amounts reported in the "Bonus" column for 2024 include (i) for Dr. Garagić a retention bonus of $318,750, a discretionary bonus of $42,500 and a patent bonus for $3,167, and (ii) for Mr. Sonne a

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EXECUTIVE COMPENSATION

retention bonus of $185,000 and a discretionary bonus of $55,500. Amounts reported in the "Bonus" column for 2023 include (i) for Dr. Garagić a discretionary bonus of $118,000, and (ii) for Mr. Sonne a discretionary bonus of $102,600.
(2)
The amounts in these columns represent the aggregate grant-date fair value of equity awards granted to each named executive officer, computed in accordance with the FASB ASC Topic 718. See Notes 1 and 9 to our audited consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2024 for a discussion of the assumptions made by us in determining the grant-date fair value of our equity awards.
(3)
In April 2024, the Company approved amendments to certain options held by seven senior employees, including Dr. Garagić's option awards granted on May 29, 2020, May 20, 2022 and March 29, 2023 (representing an incremental value of $30,848) and Mr. Sonne's option awards granted on April 1, 2022 (representing an incremental value of $14,818). These options were amended to (a) reduce the per share exercise price of the options to $1.59, which is equal to the closing price of the Company's common stock on April 17, 2024, the effective date of the amendment, and (b) revise the vesting terms to restart the vesting schedule, including options that had already vested, such that 25% of the shares underlying the options will vest on March 29, 2025, and then subsequently 1/12 of the remaining shares underlying the options will vest on each of the company's quarterly vesting dates, subject to Dr. Garagić and Mr. Sonne, respectively, continuing to be a service provider as of each such vesting date. No other terms of these options were modified.
(4)
Amounts reported in the "All Other Compensation" column for 2024 include (i) for Ms. Peterson, reimbursements related to certain legal costs ($15,000). Amounts reported in the "All Other Compensation" column for 2023 include (i) for Mr. Wolff, payments related to his service provided as a non-employee director ($35,887), and (ii) for Ms. Peterson, payments related to her service provided as a non-employee director ($20,867).
(5)
Mr. Wolff, served as our Executive Chairman until February 1, 2023 and served as our Executive Vice Chairman from October 19, 2023 until February 23, 2024 when he became our President and Chief Executive Officer, Mr. Wolff was an employee during those periods of service, and thus did not receive compensation under our outside director compensation policy for services on the Board during those periods.
(6)
Ms. Peterson became our President and Chief Executive Officer on May 11, 2023, and ceased to be our President and Chief Executive Officer on February 23, 2024, when she became our Executive Vice Chair. Ms. Peterson resigned from her roles as Executive Vice Chair and as a member of our Board of Directors on February 23, 2025.

Outstanding Equity Awards at Fiscal 2024 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2024.

		Stock Awards			Option Awards
Name	Grant Date(1)	Number of Shares, Units or Other Rights That Have Not Vested(#)		Market Value of Units of Stock that Have Not Vested (2) ($)	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Option Exercise Price	Option Expiration Date
Benjamin Wolff	2/23/2024	625,000	(3)	$7,668,750	—	—		—
Laura Peterson	2/23/2024	169,319	(4)	$2,077,544	—	—		—
Dr. Denis Garagić	5/29/2020	—		—	—	21,372	(5)	$1.59	5/29/2030
	5/20/2022	—		—	—	14,204	(6)	$1.59	5/20/2032
	5/20/2022	3,367	(7)	$41,313	—	—		—
	3/29/2023	—		—	—	68,486	(8)	$1.59	3/29/2033
	3/29/2023	25,104	(9)	$308,026	—	—		—
	2/23/2024	500,000	(10)	$6,135,000	—	—		—
	4/24/2024	—		—	—	40,000	(11)	$1.51	4/24/2034
Stephen Sonne	4/1/2022	—		—	—	19,757	(12)	$1.59	2/7/2032
	4/1/2022	2,565	(13)	$31,473	—	—		—
	3/29/2023	—		—	7,928	10,194	(14)	$2.82	3/29/2033
	3/29/2023	20,084	(9)	$246,431	—	—		—
	2/23/2024	100,000	(10)	$1,227,000	—	—		—

(1)
Represents grant dates of the stock options and stock awards.
(2)
The market value of unvested shares is calculated by multiplying the number of unvested shares by the closing market price of our common stock on December 31, 2024 the last trading day of the year, which was $12.27 per share.
(3)
100% of the restricted stock vested on February 23, 2025.
(4)
Represents restricted stock units with each unit representing the right to receive one share of our Common Stock ("RSUs").100% of the award vested on February 23, 2025.

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EXECUTIVE COMPENSATION

(5)
25% of the shares underlying the options vested on March 29, 2025, and then subsequently 1/12 of the remaining shares underlying the options will vest on each quarterly vesting date, subject to continued service through such date.
(6)
25% of the shares underlying the options vested on March 29, 2025, and then subsequently 1/12 of the remaining shares underlying the options will vest on each quarterly vesting date, subject to continued service through such date.
(7)
Represents RSUs, 25% of the award vested on May 20, 2023, and thereafter 1/12 of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(8)
25% of the shares underlying the options vested on March 29, 2025, and then subsequently 1/12 of the remaining shares underlying the options will vest on each quarterly vesting date, subject to continued service through such date.
(9)
Represents RSUs, 25% of the award vested on March 29, 2024, and thereafter 1/12 of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(10)
Represents RSUs, 25% of the award vested on February 23, 2025, and thereafter 1/12 of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(11)
In order for these options to become eligible to vest and become exercisable, the Company must have satisfied certain performance criteria during calendar year 2024. To the extent that the option was determined to be eligible to vest, 25% of the shares underlying the options would have vested on May 20, 2025, and then subsequently 1/12 of the remaining shares underlying the options would have vested on each quarterly vesting date, subject to continued service through such date. Subsequent to December 31, 2024, the performance criteria for these options was determined not to have been achieved during the 2024 calendar year and these options were canceled.
(12)
25% of the shares underlying the options vested on March 29, 2025, and then subsequently 1/12 of the remaining shares underlying the options will vest on each quarterly vesting date, subject to continued service through such date.
(13)
Represents RSUs, 25% of the award vested on March 29, 2023, and thereafter 1/12 of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(14)
25% of the shares underlying the options vested on March 29, 2024, and then subsequently 1/12 of the remaining shares underlying the options will vest on each of quarterly vesting date, subject to continued service through such date.

2024 Named Executive Officer Equity Compensation Decisions

Dr. Garagić's and Mr. Sonne's retention awards were granted in February 2024. A select group of employees, including Dr. Garagić, who have significant impact on customer acquisitions, were granted performance options. The Compensation Committee determined that the performance criteria for these performance options was not achieved and these options were canceled. The amounts of the awards for Dr. Garagić and Mr. Sonne were approved by the Compensation Committee after the Compensation Committee considered market information, the Company's previously approved compensation philosophy and general target compensation levels, peer information and individual performance, as well as the goal of maintaining their service through the pivot in our business. Mr. Wolff's annual long-term incentive plan award for 2024 was also granted in February 2024. The amount of Mr. Wolff's equity award was individually negotiated with Mr. Wolff in connection with the transition of his role to President and Chief Executive Officer and approved by the Board.

Clawback Policy

We have adopted a compensation recovery policy designed to comply with the mandatory compensation "clawback" requirements under applicable SEC and Nasdaq listing rules. Under the policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive-based compensation from our executive officers representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. The compensation committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and ultimately determine whether any adjustment will be made.

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EXECUTIVE COMPENSATION

Named Executive Officer Employment Arrangements

Our named executive officers were at-will employees. The key terms of employment with respect to our named executive officers are discussed below. In addition, each of our named executive officers has executed our standard form of confidential information, invention assignment, nonsolicitation and noncompetition agreement, or confidentiality agreement and our form indemnification agreement.

Benjamin G. Wolff

In February 2024, Mr. Wolff was appointed as President and Chief Executive Officer. In connection with this appointment, we entered into an employment agreement with Mr. Wolff in January 2024. This employment agreement provided for an at-will employment term of one year, subject to extension for an additional year upon notice by us no less than 90 days prior to the expiration date in February, 2025.

Pursuant to this employment agreement, Mr. Wolff was entitled to an annual base salary of $240,000 and eligibility for one or more bonuses at the discretion of the Board or the Compensation Committee (though Mr. Wolff was not entitled to participate in our annual bonus plan unless otherwise determined at the discretion of the Board or the Compensation Committee).

In addition, Mr. Wolff was entitled to the following equity awards:

•
A restricted stock award of 625,000 shares of our common stock, which was subject to vesting on the earlier of (i) February 23, 2025 and (ii) the date of a Change in Control (as defined in the agreement), in each case subject to continued service through such date;
•
In the event we elected to extend the at-will employment term for an additional year, an additional restricted stock award grant of 625,000 shares of our common stock, which would have vested on the earlier of (i) February 23, 2026 and (ii) the date of a Change in Control, in each case subject to continued service through such date;

In the event that Mr. Wolff’s employment terminated before the last day of the employment term (i) by us without Cause (as defined in the agreement) and without Mr. Wolff’s consent, or (ii) by Mr. Wolff for Good Reason (as defined in the agreement), then, contingent on Mr. Wolff’s signing and not revoking a separation agreement and release of claims in a form reasonably acceptable to the Company and compliance with the terms of his intellectual property agreement, Mr. Wolff would have been eligible to receive:

•
Base salary for a severance period through the remainder of the employment term in effect prior to termination;
•
Prorated vesting of any then outstanding restricted stock award for the days of actual service during the award’s vesting period; and
•
Reimbursement for group health care premiums paid for COBRA continuation coverage through the remainder of the employment term in effect prior to termination; and
•
In the event that Mr. Wolff incurred any excise tax liability for golden parachute payments in connection with a change in control event that occurred on or before the first anniversary of

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EXECUTIVE COMPENSATION

the end of the employment term under this agreement; a gross-up payment to cover the amount of that excise tax on an after-tax basis.

In December 2024, we entered into a new employment agreement with Mr. Wolff for the three-year period beginning January 1, 2025, in extension of Mr. Wolff’s term of service as President and Chief Executive Officer. Pursuant to this agreement, Mr. Wolff has agreed to an annual base salary for 2025 at a rate intended to provide Mr. Wolff with net pay of approximately $1 per year after reduction for applicable withholding and deductions (allowing for full participation in the Company’s benefit plans); and an annual salary of $250,000 prior to applicable withholding and deductions of the years 2026 and 2027.

Under this agreement, Mr. Wolff will not be entitled to participate in our annual bonus plan for 2025, but at the discretion of the Board may be eligible to participate in our annual bonus plan or receive one or more discretionary bonuses; and will be eligible to participate in our annual bonus plan for 2026 and 2027, with a target annual bonus opportunity equal to 150% of his then-current annual base salary.

Also under this agreement, Mr. Wolff will be entitled to a cash payment upon the earliest to occur of the following: (a) his continued employment through and until October 31, 2027; (b) the termination of his employment by us without Cause (as defined in the agreement); (c) termination of his employment by Mr. Wolff for Good Reason (as defined in the agreement); (d) continued employment until a Change in Control (as defined in the agreement); and (e) termination of his employment due to death or by us for Disability (as defined in the agreement). These conditions are referred to here as the “Wolff Cash Payment Vesting Conditions”. For purposes of vesting that does not result from termination of Mr. Wolff’s employment due to death or by us for Disability, this cash payment will equal 1,800,000 times (i) the volume-weighted average closing price per share of our common stock for the 10 consecutive trading days ending on the trading day immediately prior to the event triggering the payment or (ii) if the payment is due to a Change in Control, the value of the consideration paid in the Change in Control per share of our common stock ((i) or (ii), as applicable, the “Stock FMV”). For purposes of vesting that results from termination of Mr. Wolff’s employment due to death or by us for Disability, this cash payment will be prorated for Mr. Wolff’s service during the period from November 1, 2024 through October 31, 2027.

Notwithstanding the above, this cash payment will be reduced as described here if we grant Mr. Wolff one or more restrictive stock awards of our common stock vesting upon the earliest of the Vesting Conditions and in the same relative amount as the cash payment, subject to Mr. Wolff’s continued service through such date and the terms and conditions of the restricted stock award and any equity incentive plan under which the restricted stock award is granted. The cash payment will be reduced by decreasing the 1,800,000 number in the formula for determining the cash payment by 1.2 for every share subject to the restricted stock award, up to 1,500,000 shares subject to the restricted stock award. The Wolff RSA discussed above under "Proposal 3" will, to the extent approved and granted, constitute this restricted stock award.

In the event of a termination of Mr. Wolff’s employment before the last day of the employment term that is (i) by us without Cause (as defined in the agreement) or (ii) by Mr. Wolff for Good Reason (as defined in the agreement), then, contingent on Mr. Wolff’s signing and not revoking a separation

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EXECUTIVE COMPENSATION

agreement and release and compliance with the terms of the Employment Agreement and his intellectual property agreement, Mr. Wolff will be eligible to receive:

•
Base salary for a severance period through the remainder of the employment term in effect prior to termination;
•
If the termination occurs on or after January 1, 2027, a lump sum payment of any then earned but unpaid bonus for the prior fiscal year;
•
A lump sum payment equal to Mr. Wolff’s target bonus for each calendar year during the employment term that is not completed prior to termination of employment; and
•
Payment or reimbursement for group health care premiums paid for COBRA continuation coverage for Mr. Wolff and his dependents through the earliest of twelve months from the termination date, the end of the employment term in effect prior to termination, the date upon which he and his dependents become eligible under similar plans and the date upon which he ceases to be eligible for coverage under COBRA.

In the event that Mr. Wolff incurs any excise tax liability for golden parachute payments in connection with a change in control event that occurs on or before the first anniversary of the end of the employment term, he will be entitled to receive a gross-up payment to cover the amount of that excise tax on an after-tax basis.

Laura J. Peterson

In May 2023, Ms. Peterson was appointed as Interim President and Chief Executive Officer and served in that role until she was appointed as President and Chief Executive Officer in October 2023. Ms. Peterson served as President and Chief Executive Officer from October 2023, until she was appointed as Executive Vice Chair in February 2024. While serving as President and Chief Executive Officer, she received a base salary ($460,000 per year) and was eligible to receive an annual bonus (initially with a target opportunity of 100% of Ms. Peterson's annual base salary), which would be prorated for the first year of service in this capacity. During her service in these roles, Ms. Peterson did not receive compensation as a non-employee member of the Board. Ms. Peterson resigned from her roles as Executive Vice Chair and as a member of our Board of Directors on February 23, 2025.

Denis Garagić

In June 2023, we entered into an employment agreement with Dr. Garagić, which was later amended in March 2024 (the "Garagić Employment Agreement"). The Garagić Employment Agreement does not have a specific term and provides that Dr. Garagić is an at-will employee. Pursuant to the Garagić Employment Agreement, Dr. Garagić is entitled to an initial base salary of $337,050 per year and is eligible to receive an annual target bonus of 50% of Dr. Garagić's annual base salary.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Dr. Garagić's employment is terminated without "cause" (excluding by

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EXECUTIVE COMPENSATION

reason of death or "disability") or Dr. Garagić resigns for "good reason" (as such terms are defined in the Garagić Employment Agreement), Dr. Garagić will become entitled to the following benefits:

•
a lump-sum payment equal to six months of his annual base salary at the highest rate during the term of the Garagić Employment Agreement;
•
a lump-sum payment equal to 100% of his target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect for the fiscal year in which the change in control occurs; provided, in either case, the Company has not previously paid Dr. Garagić a bonus corresponding to such fiscal year;
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Dr. Garagić's employment is terminated without cause (excluding by reason of death or disability) or Dr. Garagić resigns for good reason, Dr. Garagić will become entitled to the following benefits:

•
continued payment of his annual base salary at the highest rate during the term of the Garagić Employment Agreement for a period of six months following his termination date; and
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date.

The receipt of the payments and benefits above is conditioned on Dr. Garagić's timely signing and not revoking a release of claims, complying with his confidentiality agreement and the Garagić Employment Agreement.

In addition, if any of the payments or benefits provided for under the Garagić Employment Agreement or otherwise payable to Dr. Garagić would constitute "parachute payments" within the meaning of Section 280G of the Code, and would be subject to the related excise tax, he will be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Dr. Garagić's employment agreement does not require us to provide any tax gross-up payments to him.

Stephen Sonne

In January 2023, we entered into an employment agreement with Mr. Sonne which was later amended in March 2024 (the "Sonne Employment Agreement"). The Sonne Employment Agreement does not have a specific term and provides that Mr. Sonne is an at-will employee. Pursuant to the Sonne

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EXECUTIVE COMPENSATION

Employment Agreement, Mr. Sonne is entitled to an initial base salary of $275,000 per year and is eligible to receive an annual target bonus of 50% of Mr. Sonne's annual base salary.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Mr. Sonne's employment is terminated without "cause" (excluding by reason of death or "disability") or Mr. Sonne resigns for "good reason" (as such terms are defined in the Sonne Employment Agreement), Mr. Sonne will become entitled to the following benefits:

•
a lump-sum payment equal to six months of his annual base salary at the highest rate during the term of the Sonne Employment Agreement;
•
a lump-sum payment equal to 100% of his target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect for the fiscal year in which the change in control occurs; provided, in either case, the Company has not previously paid Mr. Sonne a bonus corresponding to such fiscal year;
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Mr. Sonne's employment is terminated without cause (excluding by reason of death or disability) or Mr. Sonne resigns for good reason, Mr. Sonne will become entitled to the following benefits:

•
continued payment of his annual base salary at the highest rate during the term of the Sonne Employment Agreement for a period of six months following his termination date; and
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date.

The receipt of the payments and benefits above is conditioned on Mr. Sonne's timely signing and not revoking a release of claims, complying with his confidentiality agreement and the Sonne Employment Agreement.

In addition, if any of the payments or benefits provided for under the Sonne Employment Agreement or otherwise payable to Mr. Sonne would constitute "parachute payments" within the meaning of Section 280G of the Code, and would be subject to the related excise tax, he will be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Mr. Sonne's employment agreement does not require us to provide any tax gross-up payments to him.

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EXECUTIVE COMPENSATION

Retirement Benefits

All of our named executive officers are eligible to participate in our 401(k) plan on the same basis as our other employees. Our 401(k) plan provides that each participant may contribute up to 100% of such participant's pre-tax compensation, up to a statutory limit of $23,000 in 2024 and $23,500 in 2025. Participants who are at least 50 years old can also make "catch-up" contributions of an additional $7,500 above the statutory limit in 2024 and 2025. Our 401(k) plan includes a safe harbor matching contribution that is not subject to a vesting schedule, and also permits us to make discretionary nonelective and additional matching contributions subject to established limits and a vesting schedule. To date, we have not made any discretionary nonelective or additional matching contributions to the plan on behalf of participating employees. We do not offer any retirement plans or benefits other than our 401(k) plan.

Policies and Practices Related to the Grant of Certain Equity Awards

Our Compensation Committee has approved a predetermined schedule for granting equity awards. These dates have been set to occur during an open trading window. However, on occasion we have made and may in the future make equity awards on other dates, including on dates that may be in a closed trading window. We have not granted, nor do we intend to grant, stock options with a grant date set in anticipation of the release of material, nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and, we have not taken, nor do we intend to take, material nonpublic information into account when determining the timing or terms of stock options. Similarly, we have not timed, nor do we intend to time, the release of material, nonpublic information for the purpose of affecting the value of executive compensation or for any other purpose.

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EXECUTIVE COMPENSATION

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2024. All outstanding awards relate to our common stock.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
2015 Equity Incentive Plan(2)	332,169	(3)	$2.01	—
2021 Equity Incentive Plan(4)	3,147,069	(5)	$1.84	2,281,597
2021 Employee Stock Purchase Plan(4)	—		—	500,000
Equity compensation plans not approved by security holders(6)	—		—	500,000
Total	3,479,238		$1.88	3,281,597

(1)
As restricted stock awards and restricted stock units do not have any exercise price, outstanding restricted stock awards and restricted stock units are not included in the weighted-average exercise price calculation.
(2)
The Sarcos Corp. 2015 Equity Incentive Plan ("2015 Plan"), was approved by Old Sarcos' board of directors and stockholders. The 2015 Plan terminated in connection with the closing of the Business Combination and we will not grant any additional awards under the 2015 Plan. However, all outstanding awards under the 2015 Plan remain subject to the terms of the 2015 Plan.
(3)
Consists of 314,417 options to purchase common stock and 17,752 restricted stock units.
(4)
2021 Equity Incentive Plan and 2021 Employee Stock Purchase Plan were adopted by our Board of Directors and approved by our stockholders.
(5)
Consists of 1,082,540 options to purchase common stock, 625,000 restricted stock awards and 1,439,529 restricted stock units.
(6)
Our Board of Directors adopted our 2024 Inducement Equity Plan (the "Inducement Plan") to be used exclusively for grants to individuals who were not previously employees or directors of the Company (or who are returning to employment following a bona fide period of non-employment), as an inducement material to the individual's entry into employment with the Company, pursuant to Nasdaq Listing Rule 5635(c)(4). The Inducement Plan was adopted and approved without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the actual beneficial ownership of Common Stock as of March 31, 2025 by:

•
each person who is the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock;
•
each of our named executive officers and directors; and
•
all of our current executive officers and directors, as a group.

Beneficial ownership is determined according to SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including restricted stock units, options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The beneficial ownership of Company Common Stock is based on 35,712,516 shares of Company Common Stock issued and outstanding as of March 31, 2025. For purposes of calculating the ownership percentages in the table below, the number of shares outstanding for each person assumes the vesting of restricted stock units within 60 days of March 31, 2025 and the full exercise of options and warrants that are exercisable within 60 days of March 31, 2025.

Name and Address of Beneficial Owners(1)	Number of Shares	%
Directors and Named Executive Officers of the Company
Benjamin G. Wolff(2)	1,917,476	5.4%
Denis Garagić(3)	161,319	*
Stephen Sonne(4)	77,162	*
Laura J. Peterson(5)	122,471	*
Brian D. Finn(6)	1,194,595	3.3%
Matthew Shigenobu Muta	44,177	*
Admiral Eric T. Olson (Ret.)(7)	61,275	*
Dennis Weibling(8)	1,183,676	3.3%
Michael T. Young	—

All Current Executive Officers and Directors as a Group (11 individuals)	4,990,822	13.4%

5% Holders
Kerber William Xavier III(9)	2,292,482	6.4%
BlackRock Portfolio Management LLC(10)	3,086,377	8.6%

* Represents less than 1%

(1)
Unless otherwise noted, the business address of each of our securityholders is c/o Palladyne AI Corp., 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.
(2)
Consists of (a) 383,119 shares of Common Stock held by Mare's Leg Capital, LLC (“MLC”) an entity wholly owned by Mr. Wolff and his spouse, Julie Wolff; (b) 107,526 shares of Common Stock held by MLC Solo 401k Trust FOB Benjamin Wolff (“401k Trust”), for which Mr. Wolff is the sole beneficiary; (c) 1,318,401 shares of Common Stock held by Mr. Wolff; (d) 904 shares of Common Stock held by Mrs. Wolff; and (e) 107,526 warrants held by 401k Trust exercisable within 60 days of March 31, 2025. Mr. Wolff and Mrs. Wolff are the trustees of the 401k Trust and share voting and dispositive power over equity held by the trust. Mr. Wolff is the sole beneficiary of the 401k Trust.
(3)
Consists of (a) 94,202 shares of Common Stock held by Mr. Garagić; (b) 34,600 shares of Common Stock underlying restricted stock units held by Mr. Garagić scheduled to vest within 60 days of March 31, 2025; and (c) 32,517 shares of Common Stock underlying options held by Mr. Garagić exercisable within 60 days of March 31, 2025.
(4)
Consists of (a) 31,173 shares of Common Stock held by Mr. Sonne; (b) 8,995 shares of Common Stock underlying restricted stock units held by Mr. Sonne scheduled to vest within 60 days of March 31, 2025; and (c) 36,994 shares of Common Stock underlying options held by Mr. Sonne exercisable within 60 days of March 31, 2025.
(5)
Ms. Peterson became our President and Chief Executive Officer on May 11, 2023, and ceased to be our President and Chief Executive Officer on February 23, 2024, when she became our Executive Vice Chair. Ms. Peterson resigned from her roles as Executive Vice Chair and as a member of our Board of Directors on February 23, 2025.
(6)
Consists of (a) 44,177 shares of Common Stock held by Mr. Finn; (b) 467,760 shares of Common Stock held by Marstar Investments, LLC (“Marstar”); (c) 85,858 shares of Common Stock held by MI-MJ LLC (“MI-MJ”); (d) 228,185 shares of Common Stock issuable upon the exercise of private placement warrants held by Marstar and MI-MJ exercisable within 60 days of March 31, 2025; (e) 261,091 shares of Common Stock held by MI-CM LLC (“MI-CM”); and (f) 107,526 warrants held by Marstar exercisable within 60 days of March 31, 2025. Mr. Finn is the administrator of and has sole voting and dispositive control over the shares held by Marstar, MI-MJ and MI-CM. Mr. Finn disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein. The business address of Marstar, MI-MJ and MI-CM is 38 Evans Drive, Brookville, NY 11545.
(7)
Consists of (a) 44,177 shares of Common Stock held by Adm. Olson; and (b) 17,098 shares of Common Stock underlying options held by Adm. Olson exercisable within 60 days of March, 2025.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(8)
Consists of (a) 389,884 shares of Common Stock held by Mr. Weibling; (b) 376,780 shares of Common Stock held by the Weibling Living Trust; (c) 200,000 shares of Common Stock held by On Eagles Wings Investments LLC; (d) 1,959 shares of Common Stock underlying options exercisable within 60 days of March 31, 2025; and (e) 215,053 warrants held by Mr. Weibling exercisable within 60 days of March 31, 2025 . Mr. Weibling has sole voting and dispositive power over the shares held by the Weibling Living Trust. The business address of the Weibling Living Trust is 2205 Carillon Point, Kirkland, WA 98033. On Eagles Wings Investments, LLC is an entity wholly-owned by Weibling Living Trust - Revocable Trust, for which Mr. Weibling and his spouse are sole beneficiaries, and Mr. Weibling’s children.
(9)
Based on Schedule 13D/A filed with the SEC on January 2, 2025. According to such filing, the residence or business address of Kerber William Xavier III is 3917 NE 104th Oklahoma City, 73131.
(10)
Based on Schedule 13G filed with the SEC on April 15, 2025. According to such filing, the business address of BlackRock Portfolio Management LLC is 50 Hudson Yards New York, NY 10001.

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RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the sections titled "Board of Directors and Corporate Governance" and "Executive Compensation," the following is a description of each transaction since January 1, 2023, and each currently proposed transaction, in which:

•
we were a participant;
•
the amount involved exceeded or exceeds $120,000; and
•
any of our directors, executive officers or beneficial holders known to us of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Certain Relationships and Related Person Transactions

Private Placements of our Securities to Certain of Our Executive Officers and Directors

On October 31, 2024, we entered into a Securities Purchase Agreement (“Investor Purchase Agreement”) with an accredited investor pursuant to which we agreed to issue and sell 2,790,700 shares of our common stock, at a price per share of $2.15 (such offering, the “Registered Offering”). Each such share was sold with one Common Warrant (as defined below) at a combined purchase price of $2.15.

In connection with the Registered Offering, each of our executive officers and directors entered into a lock-up agreement pursuant to which they agreed not to sell or transfer any securities of the Company held by them for a period commencing on October 31, 2024 and ending sixty (60) days thereafter, subject to certain exceptions.

Concurrently with the Registered Offering and pursuant to a separate Securities Purchase Agreement dated October 31, 2024, with Benjamin G. Wolff, our President and Chief Executive Officer and Dennis Weibling and Brian D. Finn, each members of our Board of Directors, (“Insiders Purchase Agreement”), we conducted a private placement ( “Insider Private Placement”) of an aggregate of 430,105 shares of our common stock and warrants ( “Insider Common Warrants” and together with the Investor Common Warrants, the “Common Warrants”) to purchase up to 430,105 shares of our common stock. Pursuant to the Insider Purchase Agreement, the Company agreed to issue and sell (i) the shares of our common stock at a price per share of $2.20, which was the consolidated closing bid price per share of our common stock on the Nasdaq Global Market on the day the Insiders Purchase Agreement was entered into, and (ii) the Insider Common Warrants at an offering price of $0.125 per Insider Common Warrant. We received approximately $1 million in gross proceeds from the Insider Private Placement.

The Common Warrants have an exercise price of $2.30 per share (subject to adjustment as set forth in the Common Warrants), will become exercisable six months after issuance and will expire five and one-half years from the date of their issuance. The Common Warrants contain standard anti-dilution

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RELATED PERSON TRANSACTIONS

adjustments to the exercise price including for share splits, share dividends, rights offerings and pro rata distributions.

Sparks Marketing Group Services Agreement

Following the acquisition of Group Delphi's trade group and events division by Sparks Marketing Group Corp., or Sparks Group, Old Sarcos entered into a Master Services Agreement with Sparks Group, dated May 16, 2021, pursuant to which Sparks Group will provide certain goods and services, including buildout, branding, operations and maintenance of product roadshow. Palladyne AI Corp. paid Sparks Group approximately $230,000 during 2023 and $40,000 during 2024. Byrne Sanford, the brother-in-law of Benjamin G. Wolff, works for Sparks Group as Vice President Strategic Accounts.

Acquisition of RE2, Inc.

On April 25, 2022, we completed the acquisition of RE2 pursuant to the RE2 Merger Agreement by and among us, Spiral Merger Sub 1, Inc., a Delaware corporation and wholly-owned subsidiary of ours and Spiral Merger Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of ours, RE2, Inc. and Draper Triangle Ventures III, LP, a Delaware limited partnership, solely in its capacity as the agent for and on behalf of the stockholders of RE2 under the RE2 Merger Agreement. At the closing of the acquisition, we paid approximately $31 million in cash and issued approximately 10,800,000 shares of our common stock, a portion of which is held in escrow according to the terms of the RE2 Merger Agreement. Pursuant to the RE2 Merger Agreement, Jorgen Pedersen, the Chief Executive Officer of RE2, joined us as our Chief Operating Officer. Mr. Pedersen received approximately $8,316,361 in cash and 6,184,828 shares of our Common Stock. As of August 23, 2023, Mr. Pedersen is no longer an employee of the Company.

Agreements with Mr. Pedersen

Concurrently with the execution of the RE2 Merger Agreement, the Company and Mr. Pedersen entered into an employment agreement, which describes the terms and conditions of Mr. Pedersen's employment as Chief Operating Officer of the Company following closing of the RE2 acquisition, and a noncompetition and nonsolicitation agreement, pursuant to which Mr. Pedersen would be subject to certain restrictive covenants, each to be effective upon the closing of the RE2 acquisition. As of August 23, 2023, Mr. Pedersen is no longer an employee of the Company.

Lock-up Agreement

Concurrently with the execution of the RE2 Merger Agreement, the Company and Jorgen Pedersen, former President and Chief Executive Officer of RE2 and our former Chief Operating Officer, entered into a lock-up agreement, pursuant to which, among other things, Mr. Pedersen agreed to the following transfer restrictions following closing of the RE2 acquisition:

•
with respect to twenty percent (20%) of the shares received pursuant to the RE2 Merger Agreement, such shares may be transferred on the trading day following the date on which the registration statement on Form S-1 for the resale of the shares is declared effective by the SEC; and
•
with respect to the remaining eighty percent (80%) of the shares received pursuant to the RE2 Merger Agreement, such shares may be transferred beginning upon the earlier to occur of (x)

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RELATED PERSON TRANSACTIONS

such time as the Company or any of its subsidiaries have delivered to one or more customers at least twenty (20) Guardian XO and/or Guardian XT and/or Sapien commercial units (but in no event prior to the close of business on September 24, 2022) and (y) the close of business on September 24, 2023.

RE2 securityholders who are employees are subject to the same transfer restrictions following the closing of the RE2 acquisition. All such transfer restrictions have expired. As of August 23, 2023, Mr. Pedersen is no longer an employee of the Company.

Indemnification Agreements

We are party to indemnification agreements with Old Sarcos' directors and executive officers. We have also entered into indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our second amended and restated certificate of incorporation and amended and restated bylaws. We believe that these provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. The limitation of liability and indemnification provisions in our second amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder's investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Policies and Procedures for Related Person Transactions

We have adopted a written policy regarding related person transactions. This written policy regarding related person transactions provides that a related person transaction is a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we are a participant and in which a related person has, had or will have a direct or indirect material interest and in which the aggregate amount involved exceeds $120,000. For purposes of this policy, a related person means any of our executive officers and directors (including director nominees), in each case at any time since the beginning of our last fiscal year, or holders of more than 5% of any class of our voting securities and any member of the immediate family of, or person sharing the household with, any of the foregoing persons.

Our Audit Committee has the primary responsibility for reviewing, approving, ratifying or disapproving related person transactions under our policy. In determining whether to approve, ratify or disapprove any such transaction, our Audit Committee will consider, among other factors, (1) whether the transaction is fair to us and on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (2) the extent of the related person's interest in the transaction, (3) whether there are business reasons for us to enter into such transaction, (4) whether the transaction would impair the independence of any of our outside directors and (5) whether the transaction would present an improper conflict of interest for any of our directors or executive officers.

The policy grants standing pre-approval of certain transactions, including (1) certain compensation arrangements for our directors or executive officers, (2) transactions with another company at which a

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RELATED PERSON TRANSACTIONS

related person's only relationship is as a non-executive employee, director or beneficial owner of less than 10% of that company's shares, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of such company's total annual revenues and the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (3) charitable contributions by us to a charitable organization, foundation or university at which a related person's only relationship is as a non-executive employee or director, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of such organization's total annual receipts, (4) transactions where a related person's interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis and (5) any indemnification or advancement of expenses made pursuant to our Charter or Bylaws or any agreement.

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OTHER MATTERS

Stockholder Proposals or Director Nominations for 2026 Annual Meeting of Stockholders

If a stockholder would like us to consider including a proposal in our proxy statement for our 2026 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, the proposal must be received by our Corporate Secretary at our principal executive offices on or before December 23, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Palladyne AI Corp.
Attention: Corporate Secretary
650 South 500 West, Suite 150
Salt Lake City, Utah 84101

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting of stockholders, but do not seek to include the proposal or director nominee in our proxy statement. In order for such proposal or nomination to be properly brought before our 2026 annual meeting of stockholders, the stockholder must provide timely written notice to our Corporate Secretary, at our principal executive offices, as set forth above, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder's written notice must be received by our Corporate Secretary at our principal executive offices in accordance with the following deadlines, which are further detailed in our amended and restated bylaws:

•
no earlier than 8:00 a.m., Mountain Time, on February 11, 2026, and
•
no later than 5:00 p.m., Mountain Time, on March 13, 2026.

In the event that the date of our 2026 annual meeting of stockholders is more than 25 days before or after the one-year anniversary of the Annual Meeting, such written notice must be received by our Corporate Secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Mountain Time, on the 120th day prior to the day of our 2026 annual meeting of stockholders, and
•
no later than 5:00 p.m., Mountain Time, on the later of the 90th day prior to the day of our 2026 annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting was first made by us.

Stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

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OTHER MATTERS

If a stockholder who has properly notified us in accordance with our bylaws or Rule 14a-8, as applicable, of such stockholder's intention to present a proposal at an annual meeting of stockholders does not appear to present the proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC's website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on a review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during 2024, our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except: a Form 4 relating to one reportable transaction due on November 4, 2024 but filed by Brian D. Finn on November 5, 2024 due to an administrative delay in receiving EDGAR filing codes.

2024 Annual Report

Our financial statements for our fiscal year ended December 31, 2024 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at www.palladyneai.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Palladyne AI Corp., 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, Attention: Corporate Secretary.

Website

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

The information provided in the "question and answer" format below is for your convenience only and is merely a summary of certain information contained in this proxy statement. You should read this entire proxy statement carefully.

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2025 Annual Meeting of Stockholders of Palladyne AI Corp., a Delaware corporation, and any postponements, adjournments or continuations thereof (the "Annual Meeting"). The Annual Meeting will be held on Wednesday, June 11, 2025 at 2:00 p.m., Mountain Time, at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy and our annual report, is first being sent or given on or about April 24, 2025 to all stockholders of record as of the close of business on April 15, 2025. The proxy materials and our annual report can be accessed on or about April 22, 2025 by visiting www.proxydocs.com/PDYN. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

What proposals will be voted on at the Annual Meeting?

The following proposals will be voted on at the Annual Meeting:

•
the election of two Class I directors to hold office until our 2028 annual meeting of stockholders and until their respective successors are elected and qualified;
•
the ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and
•
the approval of restricted stock award(s) to our President and Chief Executive Officer.

As of the date of this proxy statement, our management and Board of Directors were not aware of any other matters to be presented at the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

How does the Board of Directors recommend that I vote on these proposals?

Our Board of Directors recommends that you vote your shares:

•
"FOR" the election of each Class I director nominee named in this proxy statement;
•
"FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and
•
"FOR" the approval of restricted stock award(s) to our President and Chief Executive Officer.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the close of business on April 15, 2025, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 35,713,527 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting. Throughout this proxy statement, we refer to these holders as "stockholders of record."

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as "street name stockholders."

Is there a list of stockholders of record entitled to vote at the Annual Meeting?

A list of stockholders of record entitled to vote at the Annual Meeting will be made available for examination by any stockholder for any purpose germane to the meeting at the Annual Meeting and for a period of at least ten days ending on the day before the date of the Annual Meeting between the hours of 9:00 a.m. and 4:30 p.m., Mountain Time, at our principal executive offices located at 650 South

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

500 West, Suite 150, Salt Lake City, Utah 84101 by contacting our Corporate Secretary at that address or by calling 1-888-927-7296.

How many votes are needed for approval of each proposal?

•
Proposal No. 1: Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. You may (1) vote FOR the election of all of the director nominees named herein, (2) WITHHOLD authority to vote for all such director nominees or (3) vote FOR the election of all such director nominees other than any nominees with respect to whom the vote is specifically WITHHELD by indicating in the space provided on the proxy card. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, including any broker non-votes, will have no effect on the outcome of the election.
•
Proposal No. 2: The ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.
•
Proposal No. 3: The approval of restricted stock award(s) to our President and Chief Executive Officer requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum but will have no effect on the outcome of this proposal.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of our issued and outstanding capital stock and entitled to vote will constitute a quorum to transact business at the Annual Meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. The chairperson of the Annual Meeting shall have the power to adjourn the meeting to another place, date or time, whether or not a quorum is present. If there is no quorum present at the start of the Annual Meeting, the chairperson of the meeting may adjourn the meeting to another time or place so that efforts can be made to achieve a quorum.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•
by Internet at www.proxypush.com/PDYN, 24 hours a day, 7 days a week, until polls close at the Annual Meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website);
•
by toll-free telephone at 1-866-977-4326, 24 hours a day, 7 days a week, until polls close at the Annual Meeting (have your Notice of Internet Availability or proxy card in hand when you call);
•
by completing, signing and mailing your proxy card (if you received printed proxy materials), which must be received prior to the Annual Meeting; or
•
by attending the Annual Meeting in person, you may vote by delivering your completed proxy card or by completing and submitting a ballot, which will be provided at the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from the broker, bank or other nominee who is the stockholder of record for your shares.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
"FOR" the election of each Class I director nominee named in this proxy statement;
•
"FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and
•
"FOR" the approval of restricted stock award(s) to our President and Chief Executive Officer.

In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on Proposal 2, our routine matter. Absent direction from you, your broker, bank or other nominee will not have discretion to vote on Proposal 1 or Proposal 3, as they are considered non-routine matters. In the event that your broker, bank or other nominee does not receive instruction from

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

you and therefore is not able to vote your shares on Proposal 1 or Proposal 3, our non-routine matters, your shares will be treated as broker non-votes with respect to such proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholders of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the Annual Meeting by:

•
entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);
•
completing and returning a later-dated proxy card, which must be received prior to the Annual Meeting;
•
delivering a written notice of revocation to our Corporate Secretary at Palladyne AI Corp., Attn: Corporate Secretary, 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, which must be received prior to the Annual Meeting; or
•
attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the Annual Meeting?

Stockholder of Record. If you are a stockholder of record as of the record date, the close of business on April 15, 2025, you may attend the Annual Meeting in person. To attend the meeting in person, you must present valid government-issued photo identification (e.g., driver's license or passport).

Street Name Stockholders. If you are a street name stockholder as of the record date, the close of business on April 15, 2025, you may attend the Annual Meeting in person but, as discussed above, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from the broker, bank or other nominee that is the stockholder of record with respect to your shares. To attend the meeting in person, you must provide proof of beneficial ownership as of the record date, such as your account statement reflecting ownership on the record date or your voting instruction card provided to you by your broker, bank or other nominee and you must present valid government-issued photo identification (e.g., driver's license or passport).

Please note that no cameras or recording equipment will be permitted in the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Each of Benjamin G. Wolff, our President and Chief Executive Officer, and Trevor Thatcher, our Chief Financial Officer, has been designated as a proxy holder for the Annual Meeting by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors on the proposals as described above. If any other matters are properly brought before the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who will count the votes?

A Company employee will tabulate the votes and act as inspector of election.

How can I contact Palladyne AI Corp.'s transfer agent?

You may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at 1-800-509-5586, or by writing Continental Stock Transfer & Trust, at 1 State Street, 30th Floor, New York, NY 10004. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.continentalstock.com.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We have decided to engage Mediant Communications Inc., a BetaNXT Company, to act as our proxy solicitor in connection with the Annual Meeting for estimated fees and expenses up to $20,000.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Will the meeting be webcast?

No, we do not plan to webcast the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8‑K that we will file with the SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8‑K, we will file a Form 8‑K to publish preliminary results and will provide the final results in an amendment to the Form 8‑K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings of stockholders.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?

If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

I share an address with another stockholder, and we received only one paper copy of the Notice of Internet Availability or proxy statement and annual report. How may I obtain an additional copy of the Notice of Internet Availability or proxy statement and annual report?

We have adopted a procedure approved by the SEC called "householding," under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs and the environmental impact of our annual meetings of stockholders. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year's Notice of Internet Availability or proxy statement and annual report, as applicable, you may contact us as follows:

Palladyne AI Corp.

Attention: Corporate Secretary

650 South 500 West, Suite 150

Salt Lake City, UT 84101

Tel: 888-927-7296

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

If I have additional questions, whom can I contact?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact our proxy solicitor:

Mediant Communications Inc., a BetaNXT Company

Toll-Free 1-888-551-6374

Monday – Friday 9:00 AM to 6:00 PM Eastern

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APPENDIX A

PALLADYNE AI CORP.

STAND-ALONE RESTRICTED STOCK AWARD AGREEMENT

NOTICE OF RESTRICTED STOCK GRANT

Participant Name:	Benjamin G. Wolff (“Participant”)
Address:

Participant has been granted an award of Shares of Restricted Stock subject to the terms and conditions of this Stand-Alone Restricted Stock Award Agreement (the “Award Agreement”), which includes this Notice of Restricted Stock Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Grant attached hereto as Exhibit A, and all other exhibits, appendices and addenda attached hereto (the “Award Agreement”).

Grant Number:
Date of Grant:
Vesting Commencement Date:
Total Number of Shares of Restricted Stock:
Vesting Schedule:

Subject to any acceleration provisions contained in this Award Agreement, or any other written agreement between Participant and the Company (or any Parent or Subsidiary of the Company, as applicable) including the Employment Agreement (as defined below), the Shares of Restricted Stock will be scheduled to vest and the Company’s right to reacquire the Restricted Stock will be scheduled to lapse in accordance with the following schedule:

This Restricted Stock Award will vest as to the Shares subject hereto on the earliest to occur of (the “Vesting Conditions”): (i) Participant’s continued employment under the terms of the Amended and Restated Employment Agreement as of December 26, 2024 by and among Sarcos Corp., the Company and Participant (the “Employment Agreement”) through and until October 31, 2027; (ii) the termination of Participant’s employment under the Employment Agreement by the Company without Cause (within the meaning of the Employment Agreement); (iii) the termination of Participant’s employment under the Employment Agreement by Participant for Good Reason (within the meaning of the Employment Agreement); (iv) Participant’s continued employment under the Employment Agreement until a Change in Control (within the meaning of the Employment Agreement) and (v) termination of Participant’s employment under the Employment Agreement due to death or by the Company for Disability (within the meaning of the Employment Agreement). For the avoidance of doubt, if Participant terminates his employment with the Company without Good Reason or if the Company terminates Participant’s employment for Cause (in either case prior to any of the events in clauses (i) – (v) of the preceeding

APPENDIX A

sentence), the Restricted Stock Award will not vest, and all Shares subject to the Restricted Stock Award will be forfeited to the Company for no consideration. In the event that the Vesting Conditions are satisfied due to an event set forth in clauses (i) – (iv) above, the Restricted Stock Award will vest as to 100% of the Shares subject to the Restricted Stock Award. In the event that the Vesting Conditions are satisfied due to an event set forth in clause (v) above, the Restricted Stock Award will vest as to a fraction of of the Shares subject to the Restricted Stock Award, with the numerator of such fraction equal to the number of days from and including November 1, 2024 to and including the date on which Participant’s employment is terminated and the denominator equal to 1,035, and all other Shares subject to the Restricted Stock Award will be forfeited to the Company for no consideration.

By Participant’s signature (or electronic acceptance of the award) and the signature of the representative of the Company below, Participant and the Company agree that this Award of Restricted Stock is granted under and governed by the terms and conditions of this Award Agreement, including the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document. To the extent of any conflict between this Award Agreement and the Employment Agreement, the terms of the Employment Agreement shall control. Participant has reviewed this Award Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to this Award Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address indicated below.

PALLADYNE AI CORP.

Signature

Print Name

Title

APPENDIX A

EXHIBIT A

PALLADYNE AI CORP.

RESTRICTED STOCK AWARD AGREEMENT

TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT

Unless otherwise defined herein, defined terms shall have the meanings set forth in the Notice of Restricted Stock Grant of this Award Agreement (the “Notice of Grant”) or in Section 30 below.

1.
Grant of Shares of Restricted Stock. The Company hereby grants to the individual (“Participant”) named in the Notice of Grant an award of Shares subject to the terms and conditions of this Award Agreement.
2.
Vesting Schedule. Except as provided in Section 3 and subject to Sections 4 and 10, the Shares of Restricted Stock awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any Parent or Subsidiary of the Company, as applicable, governing the terms of this Award, Shares of Restricted Stock scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
3.
Administrator Authority. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Shares of Restricted Stock subject to this Award Agreement at any time, subject to the terms of this Award Agreement. If so accelerated, such Shares of Restricted Stock will be considered as having vested as of the date specified by the Administrator. Subject to the provisions of this Award Agreement, the Administrator will have the authority, in its discretion: (i) to construe and interpret the terms of this Award Agreement; (ii) to prescribe, amend and rescind rules and regulations relating to the Restricted Stock Award as the Administrator may deem necessary or advisable; (iii) to amend or terminate this Award Agreement (provided that no amendment or termination of the Award Agreement will materially impair the rights of Participant unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company); (iv) to allow Participant to satisfy withholding tax obligations with respect to the Restricted Stock Award in a manner prescribed in Section 6; (v) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of the Restricted Stock Award; and (vi) to make all other determinations deemed necessary or advisable for administering the Restricted Stock Award. The Administrator’s decisions, determinations and interpretations will be final and binding on Participant and any other holder of the Restricted Stock Award and will be given the maximum deference permitted by Applicable Laws.
4.
Forfeiture Upon Termination as a Service Provider. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any Parent or Subsidiary of the Company, as applicable, governing the terms of this Award, the balance of the Shares of Restricted Stock that have not vested as of the time Participant ceases to be a Service Provider for any or no reason will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such termination

APPENDIX A

and Participant will have no further rights thereunder. Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section 4. Participant hereby appoints the Escrow Agent (as defined below) with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such termination of service.
5.
Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
6.
Tax Obligations
(a)
Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer or any Parent or Subsidiary of the Company to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Shares of Restricted Stock, including, without limitation, (i) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to the Restricted Stock Award and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) election with respect to the Shares of Restricted Stock, or the sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Shares of Restricted Stock (or release from escrow thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Shares of Restricted Stock, including, but not limited to, the grant, vesting or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) Election (as defined below) with respect to the Shares of Restricted Stock, the subsequent sale of Shares acquired pursuant to this Award Agreement and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Shares of Restricted Stock to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Withholding Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares. Participant understands that Section 83 of the Code, taxes as ordinary income the difference between the purchase price, if any, for the Shares and the fair market value of the Shares as of

APPENDIX A

each vesting date. If Participant is a U.S. taxpayer, Participant understands that Participant may elect, for purposes of U.S. tax law, to be taxed at the time the Shares are granted rather than when such Shares vest by filing an election under Section 83(b) of the Code (the “83(b) Election”) with the IRS within thirty (30) days from the date of grant of the Restricted Stock Award.
(b)
Tax Withholding. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section 16, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of all Tax Obligations required to be withheld (the “Withholding Obligations”). When Shares of Restricted Stock are vested, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. Pursuant to such procedures as the Administrator may specify from time to time, the Company and/or Service Recipient shall withhold the amount required to be withheld for the payment of Withholding Obligations which the Company determines must be withheld with respect to this Award. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy Participant’s Withholding Obligations, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash in U.S. dollars, (ii) having the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such Shares otherwise releasable to Participant, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued, and had released from escrow, the full number of vested Shares subject to this Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Participant agrees that as part of the Sell to Cover, additional Shares may be sold to satisfy any associated broker or other fees. Only whole Shares will be sold pursuant to a Sell to Cover. Any proceeds from the sale of Shares pursuant to a Sell to Cover that are in excess of the Withholding Obligations and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time.

APPENDIX A

(c)
Tax Consequences. Participant has reviewed with his or her own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.
(d)
Company’s Obligation to Release Shares. For clarification purposes, in no event will the Company release Shares from the escrow established pursuant to Section 16 unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Withholding Obligations. If Participant fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable Shares of Restricted Stock otherwise are scheduled to vest pursuant to Sections 2 or 2, at the time Participant files a timely 83(b) Election with the IRS, or Participant’s Withholding Obligations otherwise become due, Participant permanently will forfeit such Shares of Restricted Stock to which Participant’s Withholding Obligation relates and any right to receive Shares thereunder and such Shares of Restricted Stock will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares if such Withholding Obligations are not delivered at the time they are due.
7.
Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account) or the Escrow Agent. Except as provided in Section 16(f), after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
8.
Compliance With Section 409A. The Award Agreement is intended to be exempt from or meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), except as otherwise determined in the sole discretion of the Administrator. To the extent that the Restricted Stock Award, or the vesting thereof, is subject to Section 409A the Restricted Stock Award will be administered in a manner that will meet the requirements of Section 409A, such that the Restricted Stock Award will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Parent or Subsidiaries have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless Participant (or any other person) for any taxes, penalties or interest that may be imposed on, or other costs incurred by, Participant (or any other person) as a result of Section 409A.

APPENDIX A

9.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of the Restricted Stock Award will be suspended during any unpaid leave of absence of Participant. Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries.
10.
Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a)
Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Award Agreement, will adjust the number and class of shares of stock that may be delivered under the Award Agreement.
(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously vested, the Restricted Stock Award will terminate immediately prior to the consummation of such proposed action.
(c)
Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, the Restricted Stock Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without Participant’s consent, including, without limitation, that (i) the Restricted Stock Award will be assumed, or a substantially equivalent award will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares; (ii) upon written notice to Participant, that the Restricted Stock Award will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) restrictions applicable to the Restricted Stock Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) the termination of the Restricted Stock Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon realization of the Participant’s rights under the Restricted Stock Award as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment). In taking any of the actions permitted under this Section 10(c), the Administrator will not be obligated to treat all awards, all awards held by Participant, all awards of the same type, or all portions of awards, similarly.

In the event that the successor corporation does not assume or substitute for the Restricted Stock Award (or portion thereof) in such a merger or Change in Control, all restrictions on the Restricted Stock Award (or portion thereof) not assumed or substituted for will lapse, in each case unless specifically provided otherwise under this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any of its Subsidiaries or Parents, as applicable.

APPENDIX A

For the purposes of this Section 10(c), the Restricted Stock Award will be considered assumed if, following the merger or Change in Control, the Restricted Stock Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

Notwithstanding anything in this Section 10(c) to the contrary, and unless otherwise provided in this Award Agreement, if the Restricted Stock Award is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

11.
No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAWS IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
12.
Grant is Not Transferable. Except for the escrow described in Section 16 or transfer of the Shares to the Company or its assignees contemplated by this Award Agreement, and except to the limited extent provided in Section 5, the unvested Shares subject to this Award Agreement and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process until such Shares shall have vested in accordance with the provisions of this Award Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the unvested Shares subject to this Award Agreement, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, the then-unvested Shares of Restricted Stock will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

APPENDIX A

13.
Nature of Grant. In accepting this Award of Restricted Stock, Participant acknowledges, understands and agrees that:
(a)
the grant of the Shares of Restricted Stock is voluntary and occasional and does not create any contractual or other right to receive future grants of Shares of Restricted Stock, or benefits in lieu of Shares of Restricted Stock, even if Shares of Restricted Stock have been granted in the past;
(b)
all decisions with respect to future grants of restricted stock or other grants, if any, will be at the sole discretion of the Administrator;
(c)
Participant is voluntarily participating in this Restricted Stock Award;
(d)
the Restricted Stock Award are not intended to replace any pension rights or compensation;
(e)
the Shares of Restricted Stock, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)
the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(g)
for purposes of the Shares of Restricted Stock, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Shares of Restricted Stock, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Restricted Stock Award (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(h)
unless otherwise provided by the Administrator in its discretion, the Shares of Restricted Stock and the benefits evidenced by this Award Agreement do not create any entitlement to have the Shares of Restricted Stock or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

APPENDIX A

(i)
the following provisions apply only if Participant is providing services outside the United States:
(i)
the Shares of Restricted Stock are not part of normal or expected compensation or salary for any purpose;
(ii)
Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Shares of Restricted Stock or the subsequent sale of any Shares; and
(iii)
no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Restricted Stock Award, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
14.
No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Restricted Stock Award, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisers regarding his or her participation in the Restricted Stock Award before taking any action related to the Restricted Stock Award.
15.
Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Restricted Stock Award.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Shares of Restricted Stock or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Restricted Stock Award.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Restricted Stock Award. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country

APPENDIX A

of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Restricted Stock Award to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Restricted Stock Award. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Restricted Stock Award. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Restricted Stock Award. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

16.
Escrow of Shares.
(a)
All Shares of Restricted Stock will, upon execution of this Award Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”). The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant ceases to be a Service Provider.
(b)
The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow and while acting in good faith and in the exercise of its judgment.
(c)
Upon Participant’s termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney‑in‑fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.
(d)
The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.

APPENDIX A

(e)
Subject to the terms hereof, Participant shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon.
(f)
In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant in his or her capacity as owner of unvested Shares of Restricted Stock will be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.
(g)
The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Award Agreement.
17.
Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Palladyne AI Corp., 650 South 500 West, Suite 150, Salt Lake City, Utah, 84101, or at such other address as the Company may hereafter designate in writing.
18.
Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
19.
Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the U.S. Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) or the Escrow Holder hereunder, such issuance will

APPENDIX A

not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of the Award Agreement, the Company shall not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) Shares hereunder prior to the lapse of such reasonable period of time following the Date of Grant of the Shares of Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.
20.
Language. If Participant has received this Award Agreement or any other related document translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
21.
Interpretation. The Administrator will have the power to interpret this Award Agreement and to adopt such rules for the administration, interpretation and application of the Award Agreement as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to this Award Agreement.
22.
Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Award or any future Shares of Restricted Stock by electronic means or require Participant to participate in the the Restricted Stock Award by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Restricted Stock Award through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
23.
Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
24.
Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock grant shall be subject to any special terms and conditions set forth in an appendix (if any) to this Award Agreement for any country whose laws are applicable to Participant and this Award of Restricted Stock (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Award Agreement.
25.
Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section

APPENDIX A

409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of Shares of Restricted Stock.
26.
No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
27.
Governing Law; Severability. This Award Agreement and the Shares of Restricted Stock are governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.
28.
Entire Agreement. This Award Agreement (including the exhibits, appendices, and addenda attached to the Notice of Grant) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.
29.
Clawback. The Shares Restricted Stock (including any proceeds, gains or other economic benefit received by the Participant from a sale of such Shares) will be subject to any compensation recovery or clawback policy implemented by the Company before the date of this Agreement or any such policy implemented by the Company after the date of the Agreement in order to comply with the requirements of Applicable Laws.
30.
Definitions. As used herein, the following definitions shall apply:
(a)
“Administrator” means the Board or any of its Committees as will be administering the Restricted Stock Award, in accordance with Section 3 of the Award Agreement.
(b)
“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including the related issuance of shares of Common Stock, including under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where the Restricted Stock Award has been granted.
(c)
“Board” means the Board of Directors of the Company.
(d)
“Change in Control” means the occurrence of any of the following events:
(i)
Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of

APPENDIX A

the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
(ii)
Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii)
Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(C)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 30(d), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

APPENDIX A

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(a)
“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(b)
“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board.
(c)
“Common Stock” means the common stock of the Company.
(d)
“Company” means Palladyne AI Corp., a Delaware corporation, or any successor thereto.
(e)
“Consultant” means any natural person, including an advisor, engaged by the Company or any of its Parent or Subsidiaries to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.
(f)
“Director” means a member of the Board.
(g)
“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(h)
“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(i)
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
(j)
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(k)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
(l)
“Restricted Stock” the Shares granted pursuant to this Award Agreement.

APPENDIX A

(m)
“Restricted Stock Award” the award of Restricted Stock granted pursuant to this Award Agreement.
(n)
“Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.
(o)
“Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.
(p)
“Service Provider” means an Employee, Director or Consultant.
(q)
“Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of this Award Agreement.
(r)
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).
(s)
“U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

* * *

CORPORATE OFFICE

Palladyne AI Corp.

650 South 500 West, Suite 150

Salt Lake City, UT 84101

DIRECTORS	EXECUTUVE OFFICERS

Brian D. Finn	Benjamin G. Wolff
Matthew Shigenobu Muta	President, Chief Executive Officer and Director
Eric T. Olson
Dennis Weibling, Chairman	Dr. Denis Garagić
Benjamin G. Wolff	Chief Technology Officer
Michael T. Young
Kristi Martindale
Chief Commercial Officer

Stephen Sonne
Chief Legal Officer and Corporate Secretary

Trevor Thatcher
Chief Financial Officer

Matthew Vogt
Chief Revenue Officer

TRANSFER AGENT

Continental Stock Transfer & Trust Company

1 State Street 30th Floor,

New York, NY 10004-1561

STOCK LISTING

The Nasdaq Stock Market

Ticker Symbol: PDYN

PALLADYNE AI P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! X Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Palladyne Al Corp. Annual Meeting of Stockholders For Stockholders of record as of April 15, 2025 Wednesday, June 11, 2025 2:00 PM, Mountain Time 650 South 500 West, Suite 150 Salt Lake City, Utah 84101 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 2:00 PM, Mountain Time, June 11, 2025. This proxy is being solicited on behalf of the Board of Directors Internet: www.proxypush.com/PDYN Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-977-4326 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided The undersigned hereby appoints Benjamin G. Wolff and Trevor Thatcher (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Palladyne Al Corp. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

PALLADYNE AI Please make your marks like this: X THE BOARD OR DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 Palladyne Al Corp. Annual Meeting of Stockholders 1. PROPOSAL To elect two Class I directors to hold office until our 2028 annual meeting of stockholders and until their respective successors are elected and qualified. 1.01 Admiral Eric T. Olson (Ret.) 1.02 Benjamin G. Wolff YOUR VOTE BOARD OF DIRECTORS RECOMMENDS ☐ ☐% FOR WITHHOLD FOR FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. FOR 3. To approve restricted stock award(s) to our President and Chief Executive Officer. FOR 4. To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof. Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date